UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
EXPENSIFY, INC.
(Name of the Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

	88 Kearny St Ste 1600 San Francisco, CA 94108	David Barrett Founder, CEO and Director
Preliminary Proxy Materials - Subject to Completion, Dated March 31, 2026
[ ], 2026
Dear Stockholder,
We cordially invite you to attend our 2026 Annual Meeting of Stockholders, to be held on Friday, May 22,
2026 at 10:00 a.m. (Pacific Time). The annual meeting will be a completely “virtual” meeting, conducted via live audio webcast, and you will not be able to attend the meeting in person. We believe the environmentally friendly virtual meeting format will provide expanded access, improved communication and cost savings for us and our stockholders. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting
www.virtualshareholdermeeting.com/EXFY2026 and entering the company number and control number included on your proxy card or in the instructions that accompany your proxy materials.
The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the meeting.
Whether or not you plan to attend the virtual annual meeting, your vote is very important and we encourage you to vote promptly. You may vote in advance by either marking, signing and returning the enclosed proxy card or using telephone or internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card if you received paper copies of the proxy materials, or on the Notice of Internet Availability of Proxy Materials. If you are a record holder and attend the virtual annual meeting, you will have the right to revoke your proxy and vote your shares virtually at the meeting.
If you hold your shares through an account with a brokerage firm, bank, broker-dealer or other nominee, please follow the instructions you receive from them.
Sincerely,
David Barrett
Founder, CEO and Director

	88 Kearny St Ste 1600 San Francisco, CA 94108	Cole Eason Chief Compliance Officer and Corporate Secretary
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

When	Friday, May 22, 2026 at 10:00 a.m. PDT
Where	Virtually at www.virtualshareholdermeeting.com/EXFY2026
Items of Business
1.Election of the eight director nominees named in this Proxy Statement to serve on our Board of Directors until the 2027 Annual Meeting of
Stockholders and until their respective successors shall have been duly elected and qualified. The Executive Committee of the Board of Directors
(the “Executive Committee”) on behalf of the Board of Directors recommends a vote “FOR” each nominee.

2.Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31,
2026. The Executive Committee on behalf of the Board of Directors recommends a vote “FOR” this proposal.

3.Approval, on an advisory basis, of the compensation of our named executive officers. The Executive Committee on behalf of the Board of Directors recommends a vote “FOR” this proposal.
4.Approval and adoption of amendments to our Amended and Restated
Certificate of Incorporation to effect (i) a reverse stock split of our common stock and (ii) a contemporaneous and proportionate reduction in the number of authorized shares of our common stock, as described in
Proposal No. 4 in the accompanying proxy statement. The Board of
Directors recommends a vote “FOR” this proposal.

5.Transaction of any other business which may properly come before the
2026 Annual Meeting of Stockholders (the “Annual Meeting”) or any
adjournment, continuation or postponement of the Annual Meeting.

Who Can Vote	Only stockholders of record as of the close of business on March 27, 2026 will be entitled to notice of, and to vote at the Annual Meeting.
As permitted by the rules of the Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders by providing access to the proxy materials on the internet. Accordingly, we are sending our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) rather than a paper set of the proxy materials, unless a stockholder has previously requested printed materials.
The Notice includes instructions on how to access our proxy materials over the internet, as well as how to request the materials in paper form.

Your vote is important. We encourage you to vote by proxy in advance of the meeting, whether or not you plan to attend the virtual meeting. The Notice includes instructions on how to vote, including by internet or telephone. If you hold your shares through a brokerage firm, bank, broker-dealer or other nominee, please follow the instructions you receive from them.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2026
This notice of the Annual Meeting, the Proxy Statement and the form of proxy are being distributed and made available on or about [ ], 2026. The Proxy Statement and our Annual Report on Form 10-K for the
year ended December 31, 2025 are also available on our website, ir.expensify.com, as well as
www.proxyvote.com.

By order of the Board of Directors,

Cole Eason
[ ], 2026	Corporate Secretary

General Information	1
Proposal 1: Election of Directors	7
Corporate Governance	8
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	15
Audit Committee Report	18
Proposal 3: Advisory Vote to Approve the Company’s Executive Compensation	19
Proposal 4: Approval and Adoption of Amendments to Our Amended and Restated Certificate of Incorporation to Effect (i) a Reverse Stock Split and (ii) a Corresponding Decrease in Authorized Shares	20
Director Compensation	31
Executive Compensation	33
Stock Ownership of Certain Beneficial Owners and Management	41
Certain Relationships and Related Party Transactions	44
Stockholder Proposals	47
Delinquent Section 16(a) Reports	47
Special Note Regarding Forward-Looking Statements	48
Other Matters	48
Annual Report on Form 10-K	48
Appendix A: Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as Amended, of Expensify, Inc.	49
Proxy Card	51

Expensify, Inc. 2026 Proxy Statement	1

Proxy Statement
For the 2026 Annual Meeting of Stockholders
General Information
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors
(the “Board of Directors” or the “Board”) of Expensify, Inc., a Delaware corporation, for use at the 2026
Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will take place virtually at
www.virtualshareholdermeeting.com/EXFY2026 on Friday, May 22, 2026 at 10:00 a.m. (Pacific Time). You
will not be able to attend in person. This Proxy Statement, form of proxy and other related materials are first being mailed to stockholders on or about [ ], 2026. References in this Proxy Statement to “we,” “us,”
“our” or the “Company” refer to Expensify, Inc. and its consolidated subsidiaries. When we refer to the
Company’s fiscal year, we mean the annual period ended on December 31. This Proxy Statement covers our 2025 fiscal year, which was from January 1, 2025 through December 31, 2025 (“fiscal 2025”). Certain information contained in this Proxy Statement is incorporated by reference into Part III of our Annual
Report on Form 10-K for the fiscal year ended December 31, 2025, as filed by the Company with the U.S.
Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “Annual Report”).
References to the “IPO” refer to the initial public offering of our Class A common stock, par value $0.0001
(the “Class A common stock”), in November 2021. We use the term “LT Holders” herein to refer to our current and former employees and service providers who hold shares of our LT10 common stock, par value $0.0001 (the “LT10 common stock”), and/or our LT50 common stock, par value $0.0001 (the “LT50 common stock”, together with the Class A common stock and LT10 common stock, the “common stock”)
through a voting trust (the “Voting Trust”) governed by a trust agreement, dated November 9, 2021, by and among the Company, each LT Holder and the trustees named therein (the “Voting Trust Agreement”). All outstanding shares of our LT10 common stock and LT50 common stock are held directly by the Voting
Trust.
Below are answers to common questions stockholders may have about the Proxy Materials and the
Annual Meeting.
What are the Proxy Materials?
The “Proxy Materials” are a reference to the Proxy Statement and our Annual Report. If you request printed versions of the Proxy Materials, and you are entitled to vote at the Annual Meeting, you will also receive a proxy card.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of materials?
Under rules adopted by the SEC, we are electing to furnish the Proxy Materials to our stockholders by providing access to the Proxy Materials on the internet, rather than mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of the Proxy Materials unless you request them. Instead, the Notice will instruct you how to access and review the Proxy Materials on the internet. If you would like printed copies of the Proxy Materials, please follow the instructions in the Notice.
Why are you holding a virtual Annual Meeting?
We believe holding our Annual Meeting via live webcast is an environmentally friendly way to provide expanded access, improved communication and cost savings for us and our stockholders. The virtual meeting provides the same rights to participate as an in-person meeting. Stockholders will not be permitted to physically attend the Annual Meeting.
Who can participate in the Annual Meeting?

2	Expensify, Inc. 2026 Proxy Statement

Persons with evidence of stock ownership as of the Record Date (as defined below), including both stockholders of record and stockholders whose shares are held in street name (as described below), can participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXFY2026. You will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompany your Proxy Materials. If you do not have a control number, please contact your brokerage firm, bank, broker-dealer or other nominee as soon as possible so that you can be provided with one. You may also submit pertinent questions in advance of the Annual Meeting by visiting www.proxyvote.com and entering your control number. Questions pertinent to meeting matters will be answered during the Annual
Meeting, subject to time limitations. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition. Additional information regarding stockholder questions and participation, rules governing the conduct of the Annual Meeting, procedures and technical support can be viewed 15 minutes prior to the meeting at www.virtualshareholdermeeting.com/EXFY2026. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, you should call the technical assistance phone number that will be posted on the virtual stockholder meeting log in page, which will be made available 15 minutes prior to the start time of the meeting. We encourage you to access the meeting prior to the meeting start time.
Who may vote at the meeting?
Holders of our Class A common stock, LT10 common stock and LT50 common stock as of the close of business on March 27, 2026 (the “Record Date”) may attend and vote at the Annual Meeting. Pursuant to the Voting Trust Agreement, each LT Holder has agreed that the trustees of the Voting Trust (the
“Trustees”), currently David Barrett, Jason Mills and Garrett Knight, have full authority to vote his or her shares on all matters in the Trustees’ sole and absolute discretion. Because all outstanding shares of
LT10 common stock and LT50 common stock are held by the Voting Trust and voted by the Trustees of the Voting Trust, individual LT Holders will not receive proxy cards and are not eligible to cast votes at the Annual Meeting.
How many votes do I have?
Holders of our Class A common stock are entitled to one vote for each share held as of the Record Date.
Holders of our LT10 common stock are entitled to ten votes for each share held as of the Record Date.
Holders of our LT50 common stock are entitled to fifty votes for each share held as of the Record Date.
Holders of our Class A common stock, LT10 common stock and LT50 common stock will vote as a single class on all matters at the Annual Meeting. Pursuant to the Voting Trust Agreement, each LT Holder has agreed that the Trustees of the Voting Trust have full authority to vote his or her shares on all matters in the Trustees’ sole and absolute discretion at the Annual Meeting. Because all outstanding shares of LT10 common stock and LT50 common stock are held by the Voting Trust and voted by the Trustees, individual LT Holders will not receive proxy cards and are not eligible to cast votes at the Annual
Meeting.
What items will be voted on at the Annual Meeting and how does the Board of Directors recommend that I vote?
There are four proposals to be voted on at the Annual Meeting:
1.to elect eight directors to our Board of Directors;
2.to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.to approve, on an advisory basis, the compensation of our named executive officers; and

Expensify, Inc. 2026 Proxy Statement	3

4.to approve and adopt a series of three alternative amendments to our Amended and Restated
Certificate of Incorporation (the “Certificate of Incorporation”) to effect, (i) a reverse stock split of our common stock (the “reverse stock split”) and, if and when the reverse stock split is effected,
(ii) a contemporaneous and proportionate reduction in the number of authorized shares of our common stock, as more fully described in Proposal 4 in this proxy statement (together, the
“Reverse Stock Split Proposal”).
Our Executive Committee of the Board of Directors (the “Executive Committee”) on behalf of our Board of
Directors recommends a vote “FOR” each nominee as a director for Proposal 1, “FOR” Proposal 2 and
“FOR” Proposal 3, and our Board of Directors recommends a vote “FOR” Proposal 4. Our amended and restated bylaws require that we receive advance notice of any proposals to be brought before the Annual
Meeting by our stockholders. We have not received any such proposals. We do not anticipate any other matters will come before the Annual Meeting. If any other matter properly comes before the Annual
Meeting, the proxy holders appointed by our Executive Committee on behalf of our Board of Directors will have discretion to vote the shares subject to such proxies on those matters.
What vote is required for each proposal?
For Proposal 1, each director must be elected by a plurality of the votes cast. This means that the eight nominees receiving the largest number of “for” votes will be elected as directors. We do not have cumulative voting.
For Proposal 2, the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026 will be determined by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).
For Proposal 3, the advisory vote to approve the compensation of our named executive officers will be determined by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).
For Proposal 4, the approval of the Reverse Stock Split Proposal will be determined by the affirmative vote of the holders representing a majority of the voting power of all outstanding shares of common stock entitled to vote thereon. As such, an abstention, failure to vote or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.
How will Expensify’s multi-class ownership structure and Voting Trust impact the outcome of the Annual
Meeting?
Holders of our Class A common stock are entitled to one vote for each share held as of the Record Date.
Holders of our LT10 common stock are entitled to ten votes for each share held as of the Record Date.
Holders of our LT50 common stock are entitled to fifty votes for each share held as of the Record Date.
Holders of our Class A common stock, LT10 common stock and LT50 common stock will vote as a single class on all matters at the Annual Meeting. At the close of business on the Record Date, we had outstanding and entitled to vote [ ] shares of Class A common stock, [ ] shares of LT10 common stock and
[ ] shares of LT50 common stock. All outstanding shares of our LT10 common stock and LT50 common stock are held directly by the Voting Trust, and pursuant to the Voting Trust Agreement, each LT Holder has agreed that the Trustees of the Voting Trust have full authority to vote his or her shares on all matters at the Annual Meeting in the Trustees’ sole and absolute discretion. As a result, the Trustees of the Voting
Trust will be entitled to an aggregate of [ ] votes on all matters to be voted upon at the Annual Meeting, representing approximately [ ]% of the total voting power of our outstanding common stock.
We expect the Voting Trust to vote “FOR” each of the nominees for director. As of the Record Date, the
Voting Trust held sufficient shares of our common stock to ensure the election of such nominees at the
Annual Meeting. We also expect the Voting Trust to vote “FOR” the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2026, ”FOR” the compensation of our named executive officers and “FOR” the Reverse Stock Split Proposal. As of the Record Date, the

4	Expensify, Inc. 2026 Proxy Statement

Voting Trust held sufficient shares of our common stock to ensure the approval of each of these proposals.
What is an abstention and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the three other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions are not counted as votes cast and as such will have no effect on the ratification of the appointment of KPMG or the advisory vote to approve the compensation of our named executive officers. Because the Reverse Stock Split Proposal requires the affirmative vote of the holders representing a majority of the voting power of all outstanding shares of common stock entitled to vote thereon, abstentions will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.
What are broker non-votes?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG as our independent registered public accounting firm and the vote to approve the Reverse Stock Split Proposal, without instructions from the beneficial owner of those shares, and therefore we do not expect any broker non-votes on these proposals. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the advisory vote to approve the compensation of our named executive officers.
A broker non-vote is not considered a “vote cast.” As such, broker non-votes, to the extent received on an applicable proposal, will have no effect on the election of directors, the ratification of the appointment of
KPMG as our independent registered public accounting firm or the advisory vote to approve the compensation of our named executive officers.
While no broker non-votes are expected for the Reverse Stock Split Proposal since it is a “routine matter”, given that approval of the proposal requires the affirmative vote of the holders representing a majority of the voting power of all outstanding shares of common stock entitled to vote thereon, any broker non-votes will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.
Broker non-votes count for purposes of determining whether a quorum is present.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent,
Computershare Trust Company, N.A., you are a stockholder of record. Each LT Holder is not a stockholder of record by virtue of shares he or she beneficially holds through the Voting Trust.
Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage
firm, bank, broker-dealer or other nominee, then you are a beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding your account on how to vote the shares you hold in your account.
How do stockholders of record vote?
There are four ways for stockholders of record to vote:
a.In Advance

Expensify, Inc. 2026 Proxy Statement	5

i.Via the internet: You may vote via the internet until 11:59 p.m. (Eastern Time) on the day before the Annual Meeting by visiting www.proxyvote.com and entering the unique control number for your shares located on your Notice or proxy card. If you submit a proxy over the internet, you do not need to return a written proxy card or voting instructions by mail.
ii.By telephone: You may vote by phone until 11:59 p.m. (Eastern Time) on the day before the Annual Meeting by calling (800) 690-6903. You will need the control number from your Notice or proxy card. If you submit a proxy by telephone, you do not need to return a written proxy card or voting instructions by mail.
iii.By mail: If you requested that the Proxy Materials be mailed to you, you will receive a proxy card with your Proxy Materials. You may vote by filling out and signing the proxy card and returning it in the envelope provided. The proxy card must be received by 8:00
p.m. (Eastern Time) on the day before the Annual Meeting.
b.During the Meeting: You may also vote your shares during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXFY2026 and entering the company number and control number from your Notice or proxy card. Any previous votes that you submitted by mail, telephone or internet will be superseded.
How do beneficial owners of shares held in street name vote?
If you hold your shares through a brokerage firm, bank, broker-dealer or other similar organization, please follow their instructions. You may also elect to participate in the Annual Meeting via live webcast, through which you may vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted will be superseded.
Can I change my vote after submitting a proxy?
Stockholders of record may revoke their proxy before the Annual Meeting (1) by delivering to the
Company’s Corporate Secretary at 88 Kearny St, Ste 1600, San Francisco, CA 94108 a written notice stating that a proxy is revoked, (2) by signing and delivering a proxy bearing a later date, (3) by voting again via the internet or by telephone or (4) by attending and voting during the Annual Meeting.
Beneficial owners of shares held in street name who wish to change their votes should contact the organization that holds their shares.
If I hold shares in street name through a broker, can the broker vote my shares for me?
If you hold your shares in street name and you do not vote, the broker or other organization holding your shares can vote on certain “routine” proposals but cannot vote on other proposals. Proposals 1 and 3 are not considered “routine” proposals. Proposals 2 and 4 are considered “routine” proposals. If you hold shares in street name and do not vote on Proposals 1 or 3, your shares will be counted as “broker non-
votes.” Because Proposals 2 and 4 are considered “routine,” brokerage firms, banks, broker-dealers and other nominees have discretionary authority to vote on these proposals without receiving instructions.
What constitutes a quorum?
Presence at the Annual Meeting, virtually or by proxy, of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but with items marked as abstentions or containing broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.
Who is paying for this proxy solicitation?
The Company is paying the costs of the solicitation of proxies. Members of our Board and officers and employees may solicit proxies by mail, telephone, fax, email or in person. We will not pay directors,

6	Expensify, Inc. 2026 Proxy Statement

officers or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks, broker-dealers or other nominees representing street name holders for their expenses in forwarding Proxy Materials to their customers who are street name holders and obtaining their voting instructions.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of elections.
Where can I find voting results?
We will file a Current Report on Form 8-K with the SEC including the final voting results from the Annual
Meeting within four business days of the Annual Meeting.
I share an address with another stockholder. Why did we receive only one set of Proxy Materials?
Some brokerage firms, banks, broker-dealers and other nominees may be participating in the practice of
“householding” Proxy Materials. This means that only one copy of our Proxy Materials may be sent to multiple stockholders in your household. If you hold your shares in street name and want to receive separate copies of the Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact the brokerage firm, bank, broker-dealer or other nominee that holds your shares. If your shares are registered in your own name and you want to receive separate copies of the Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, please contact our transfer agent by writing to them at Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, or by calling
1-(800)-736-3001.
Upon written request, we will promptly deliver a separate copy of the Proxy Materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Proxy Materials, you can contact Expensify Investor Relations at
investors@expensify.com or by mail at EXFY Investor Relations, 88 Kearny St, Ste 1600, San Francisco,
CA 94108.
Who should I contact if I have additional questions?
You can contact Expensify Investor Relations at investors@expensify.com if you have additional questions related to the Annual Meeting. Stockholders who hold their shares in street name should contact the organization that holds their shares for additional information related to the Annual Meeting on how to vote.

Expensify, Inc. 2026 Proxy Statement	7

Proposal 1: Election of Directors
Our amended and restated bylaws provide that our Board of Directors shall consist of such number of directors as shall from time to time be fixed by resolution of our Board of Directors. Currently, our Board of Directors is composed of eight members, three of whom have been determined by the Executive
Committee on behalf of the Board of Directors to be independent directors as defined under the rules of
The Nasdaq Stock Market LLC (“Nasdaq”). We do not have a classified board of directors. At each annual meeting of our stockholders, each of our directors will be elected by our stockholders to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualified.
At the Annual Meeting, the stockholders will vote on the election of the eight director nominees named in this Proxy Statement. Each of the directors elected at the Annual Meeting will hold office until the 2027
Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until his or her successor has been duly elected and qualified. The Board of Directors has nominated Mr. David Barrett, Mr. Ryan Schaffer, Mr.
Jason Mills, Mr. Daniel Vidal, Mr. Timothy L. Christen, Ms. Ying (Vivian) Liu, Ms. Ellen Pao and Mr. Carlos
Alvarez Divo for election to serve as the directors of the Company. The persons named as proxies in the enclosed proxy card will vote to elect each director nominee named in this Proxy Statement unless a stockholder indicates that his or her shares should be withheld with respect to one or more of such nominees.
We expect the Voting Trust to vote in favor of the eight nominees for directors. Please see “Certain
Relationships and Related Party Transactions” below for a description of the Voting Trust Agreement.
In the event that any nominee for director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. All of the nominees are currently serving as directors and we do not expect that any of the nominees will be unavailable or will decline to serve. Each of the nominees for director has agreed to be named in this Proxy Statement and to serve as a director if elected.
In determining that each director should be nominated for election, our Board of Directors considered his or her service, business experience, prior directorships and the qualifications, attributes and skills described in the nominee’s biography set forth below under “Corporate Governance—Executive Officers and Directors.” We believe that our current directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Vote Required
A plurality of the votes cast at the Annual Meeting is sufficient to elect a director. Abstentions and broker non-votes are not considered votes cast and will have no effect on the election of directors.

Our Executive Committee on behalf of our Board of Directors unanimously recommends that you vote “FOR” the election of each of Mr. Barrett, Mr. Schaffer, Mr. Mills, Mr. Vidal,
Mr. Christen, Ms. Liu, Ms. Pao and Mr. Alvarez Divo.

8	Expensify, Inc. 2026 Proxy Statement

Corporate Governance
Executive Officers and Directors
Below is a list of the names and ages, as of [ ], 2026, of our directors and executive officers, and a description of the business experience of each of them. There are no family relationships among any of our executive officers or directors.

Name	Age	Position
David Barrett	49	Chief Executive Officer and Director
Ryan Schaffer	39	Chief Financial Officer and Director
Jason Mills	44	Director
Daniel Vidal	37	Director
Timothy L. Christen	67	Director
Ying (Vivian) Liu	51	Director
Ellen Pao	56	Director
Carlos Alvarez Divo	37	Director
David Barrett founded Expensify and has served as our Chief Executive Officer and as a member of our board of directors since 2009. Prior to Expensify, Mr. Barrett led engineering for Red Swoosh, Inc., a peer-
to-peer file sharing company, which was acquired by Akamai Technologies, Inc. in 2007. Mr. Barrett holds a B.S.E. in engineering from the University of Michigan. We believe that Mr. Barrett is qualified to serve as a member of our board of directors due to his strategic vision and leadership in conceptualizing and developing our brand and business, his expertise in technology and the perspective and experience he brings as our founder and Chief Executive Officer.
Ryan Schaffer has served as our Chief Financial Officer and a member of our board of directors since
2017, and he previously served as our Director of Marketing and Strategy from 2013-2017. Mr. Schaffer worked in marketing at various companies prior to joining Expensify. Mr. Schaffer holds a B.S. in business from the University of Dayton. We believe that Mr. Schaffer is qualified to serve as a member of our board of directors due to his perspective and experience as our Chief Financial Officer, his experience leading our board meetings since 2019 and his significant knowledge of and history with our company.
Jason Mills has served as a member of our board of directors since our IPO. Mr. Mills has served as our
Chief Product Officer since May 2021, and he previously served as our Director of Product and Customers from January 2013 to May 2021. Prior to Expensify, Mr. Mills served as an analyst intern at Zurich Financial from February 2010 to August 2010 and as an analyst intern at Goldman Sachs from June 2009 to August
2009. Mr. Mills holds a B.S. in Business Administration from the University of California, Berkeley, Haas
School of Business and a Master of Arts in International Economics from Johns Hopkins University,
School of Advanced International Studies. We believe that Mr. Mills is qualified to serve as a member of our board of directors due to his long history of leadership with our company, his perspective and experience as our Chief Product Officer and his comprehensive knowledge of our business.
Daniel Vidal has served as a member of our board of directors since our IPO. Mr. Vidal has served as our
Chief Strategy Officer since May 2021, and he previously served as our Director of Corporate Development
& Strategy from February 2019 to May 2021 and Head of Business Development from August 2013 to
February 2019. Mr. Vidal holds a B.S. in Kinesiology from Arizona State University and a Masters in
Commerce from the University of Virginia. We believe that Mr. Vidal is qualified to serve as a member of our board of directors due to his long history of employment with our company, his perspective and experience as our Chief Strategy Officer and his leadership developing our Strategic Partnership program and ExpensifyApproved! Accountants program.

Expensify, Inc. 2026 Proxy Statement	9

Timothy L. Christen has served on our board of directors since the effectiveness of our IPO registration statement. Mr. Christen has served as a director of Mayville Engineering Company, a publicly traded value added manufacturer, since June 2016 and serves as the Chairman of the Board and a member of the
Audit Committee. Mr. Christen served as Chairman and Chief Executive Officer of Baker Tilly US, LLP, a
national public accounting firm, from June 1999 to May 2016. Mr. Christen also served as the non-
executive Chairman of Baker Tilly International Ltd. from October 2017 to October 2021 and as a director of CPA.com, a CPA firm solutions and strategies provider, since February 2018. Mr. Christen also served as director of the American Institute of CPAs from 2014 to 2017, serving as Chairman from 2015 to 2016, and since January 2021 serves as a trustee of the Financial Accounting Foundation. Mr. Christen holds a
B.S. in accounting from the University of Wisconsin-Platteville and is a licensed certified public accountant. We believe that Mr. Christen is qualified to serve as a member of our board of directors due to his over 38 years of accounting expertise and substantial strategy, risk and management experience over his 16 years as the Chief Executive Officer of a national public accounting firm and membership on the board of a publicly traded company.
Ying (Vivian) Liu has served on our board of directors since our IPO. Ms. Liu has served as the Chief
Financial Officer of Proficium, Inc. since April 2025. Prior to Proficium, Inc., Ms. Liu served as President,
Chief Operating Officer and Chief Financial Officer of ContextLogic, Inc. (d/b/a Wish), a mobile e-
commerce platform from November 2021 to October 2024. Prior to Wish, Ms. Liu served as Chief Financial
Officer of Shutterfly, Inc., a retailer and manufacturing platform for personalized products, from April 2020 to November 2021. Prior to Shutterfly, Inc., Ms. Liu served as the Chief Financial Officer and Senior Vice
President of Lexmark Inc., a printing solutions company, from July 2017 to April 2020. Prior to Lexmark
Inc., Ms. Liu served as VP, Finance of Huawei Technology, an enterprise networking solutions company, from October 2016 until July 2017. Prior to Huawei, Ms. Liu spent eight years at Cisco in multiple finance leadership positions. Earlier in her career, Ms. Liu worked at Deloitte & Touche, Goldman Sachs and
China Merchants Bank. Ms. Liu served on the board of Chijet Motor Company, Inc., a publicly traded electric vehicle manufacturer, from January 2023 to January 2025. Ms. Liu holds a B.A. in international finance from Shanghai University of Finance and Economics, an M.B.A from the University of Washington and is a licensed chartered financial analyst and certified public accountant. We believe that Ms. Liu is qualified to serve as a member of our board of directors due to her extensive finance and leadership experience.
Ellen Pao has served on our board of directors since our IPO. Ms. Pao cofounded and has lead Project
Include, a nonprofit advocating for diversity, equity and inclusion in technology companies, since
December 2015. Ms. Pao has served as Chief Executive Officer and as a board member of Project Include since January 2017. Prior to Project Include, Ms. Pao served as Interim Chief Executive Officer and
Executive Vice President of Business Development of Reddit, a social media platform, from April 2012 until July 2015. Prior to Reddit, Ms. Pao served as Chief Diversity and Inclusion Officer at Kapor Center
and Venture Partner at Kapor Capital from January 2017 until March 2018. Ms. Pao holds a B.S.E in electrical engineering from Princeton University, a J.D. from Harvard Law School and an M.B.A from
Harvard Business School. We believe that Ms. Pao is qualified to serve as a member of our board of directors due to her focus on diversity and inclusion and her experience as a board observer, board member, investor and advisor to technology startups since 2005.
Carlos Alvarez Divo has served as a member of our board of directors since December 2025. Mr. Alvarez
Divo has served as the Company’s Director of Engineering since February 2019. Mr. Alvarez Divo previously served as our Head of Core Services from April 2016 to February 2019, Head of Mobile from
November 2014 to April 2016, and our Head of Web from October 2013 to November 2014.  Mr. Alvarez
Divo holds a Computer Engineering degree from Universidad Simón Bolívar. Mr. Alvarez Divo was recommended to be a member of the Board by our Executive Committee and appointed to the Board in
December 2025. We believe that Mr. Alvarez Divo is qualified to serve as a member of our board of directors due to his perspective and experience as our Director of Engineering, his long history of leadership with our company, and his significant knowledge of our company and its technology.
CONTROLLED COMPANY

10	Expensify, Inc. 2026 Proxy Statement

Because the Voting Trust controls more than 50% of the voting power of our outstanding common stock, we are considered a “controlled company” within the meaning of the corporate governance standards of
Nasdaq. As a “controlled company,” we are permitted to and elect not to comply with certain corporate governance requirements of Nasdaq, including the requirements that (i) a majority of our Board of
Directors consist of independent directors, (ii) we either establish a nominating and corporate governance committee composed entirely of independent directors or ensure that nominees for director are determined or recommended to the Board of Directors by a majority of the independent members of the
Board of Directors and (iii) we establish a compensation committee composed entirely of independent directors. For an indeterminate period, we intend to utilize these exemptions. As a result, although the
Audit Committee of our Board (the “Audit Committee”) is fully independent as required by Nasdaq listing standards, we do not have a nominating and corporate governance committee, and the members of our
Board’s Compensation Committee (the “Compensation Committee”) are not independent directors.
Additionally, a majority of our directors are not currently independent and we do not expect in the immediate future that the majority of our directors will be independent. Accordingly, although we may transition to a Board with a majority of independent directors prior to the time we cease to be a
“controlled company,” for such period of time our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements.
In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
DIRECTOR INDEPENDENCE
Our Executive Committee on behalf of our Board of Directors undertook a review of the Board of
Directors’ composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Based upon information requested from and provided by each director, our Executive Committee on behalf of our
Board of Directors has affirmatively determined that Mr. Christen, Ms. Liu and Ms. Pao are each an
“independent director,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), and the rules of Nasdaq.
DIRECTOR NOMINATION PROCESS
The Executive Committee on behalf of the Board of Directors is responsible for identifying, evaluating and nominating candidates to serve on the Board of Directors and its committees. In evaluating director candidates, the Executive Committee considers the criteria set forth in our Corporate Governance
Guidelines, as well as any other factors that they deem to be relevant, including:
•the candidate’s executive and directorial experience;
•the candidate’s professional and academic experience relevant to the Company’s industry;
•the strength of the candidate’s leadership skills;
•the candidate’s experience in finance and accounting and/or executive compensation practices;
•whether the candidate has the time required for preparation, participation, and attendance at meetings of the Board of Directors and committee meetings, if applicable;
•whether the candidate contributes to the mix of experience, backgrounds, qualifications and skills of the Board of Directors; and
•the candidate’s experience at the Company, in the case of director candidates intended to sit on the Executive Committee.
Generally, the Executive Committee will consider candidates who have a high level of personal and professional integrity, strong ethics and the ability to make mature business judgments. The Executive
Committee and the Board monitor the mix of specific experience, qualifications and skills of its directors

Expensify, Inc. 2026 Proxy Statement	11

in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Although the Executive Committee may consider whether nominees assist in achieving a mix of board members that represents a variety of background and experience, which is not only limited to race, gender or national origin, we have no formal policy regarding board diversity.
The Executive Committee will consider a candidate recommended by a stockholder in a manner consistent with its evaluation of potential nominees. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of a recommendation. Such recommendation must also include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.
Stockholder nominations must also otherwise comply with the requirements under our amended and restated bylaws for stockholders to nominate director nominees.
Stockholder’s director nominations and recommendations should be submitted to the Company’s
Corporate Secretary at the Company’s principal executive offices. All nominations and recommendations for director candidates received by the Corporate Secretary that satisfy requirements set forth in SEC rules and in our amended and restated bylaws relating to such nominations or recommendations will be presented to the Executive Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our amended and restated
bylaws for director nominations. These timing requirements are also described in this Proxy Statement under the caption “Stockholder Proposals.”
MEETINGS OF BOARD OF DIRECTORS AND ATTENDANCE
During fiscal 2025, our Board of Directors held four meetings, our Compensation Committee held four meetings and our Audit Committee held four meetings. During fiscal 2025, each director attended at least
75% of the total number of meetings of the Board of Directors and committees on which the director served. Members of our Board of Directors are encouraged to attend annual meetings of stockholders;
however we do not have a formal policy regarding attendance of directors at our annual meetings of stockholders. All but two of our directors attended our 2025 Annual Meeting of Stockholders.
The chair of the Audit Committee, or in his or her absence a director designated by the chair of the Audit
Committee, presides over executive sessions of the independent directors, which are held on a regularly scheduled basis, not less than once per year.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Any stockholder or other interested party who would like to communicate with the Board of Directors, the independent directors as a group or any specific member or members of the Board of Directors should send such communications to the attention of our Corporate Secretary at Expensify, Inc., 88 Kearny St,
Ste 1600, San Francisco, CA 94108. Communications should contain instructions specifying for which member or members of the Board of Directors the communication is intended. Such communications generally will be forwarded to the intended recipients. However, our Corporate Secretary may, in his sole discretion, decline to forward any communications that are inappropriate.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings and actions by unanimous written consent of the Board of
Directors and duly authorized committees of the Board of Directors. For as long as the Voting Trust controls a majority of the voting power of our outstanding common stock, we will have a standing
Executive Committee and Audit Committee. We established a Compensation Committee in 2022. As a
“controlled company” under Nasdaq’s rules and corporate governance standards, we are not required to have a nominating and corporate governance committee. In addition, from time to time, other committees may be established by the Board of Directors when appropriate.

12	Expensify, Inc. 2026 Proxy Statement

Executive Committee
Our Certificate of Incorporation provides that for as long as the Voting Trust holds securities representing at least 50% of the voting power of our outstanding capital stock, the Executive Committee will be authorized to exercise all of the powers and authority of the Board of Directors in the management of our business and affairs, except for (i) matters that must be approved by the Audit Committee, (ii) matters that must be approved by a committee qualified to grant equity to persons subject to Section 16 of the
Exchange Act for purposes of exempting transactions pursuant to Section 16b-3 thereunder, (iii) matters required under Delaware law to be approved by the full Board of Directors, or (iv) as otherwise required by
SEC rules and the rules of Nasdaq. The Executive Committee may not delegate any or all of its powers and authority to a subcommittee. Our Executive Committee consists of Messrs. Barrett, Schaffer, Mills,
Vidal and Alvarez Divo.
Anuradha Muralidharan resigned from the Board of Directors on December 29, 2025. Ms. Muralidharan
was a member of the Executive Committee until her resignation, at which time Mr. Alvarez Divo was appointed as a member of the Executive Committee.
Audit Committee
Our Audit Committee is responsible for, among other things:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm its independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the
SEC;
•reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing related party transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
Our Audit Committee consists of Mr. Christen, Ms. Liu and Ms. Pao, with Mr. Christen serving as chair.
Rule 10A-3 of the Exchange Act and Nasdaq rules require that our Audit Committee be composed entirely of independent members. Our Executive Committee on behalf of our Board of Directors has affirmatively determined that Mr. Christen, Ms. Liu and Ms. Pao each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 and Nasdaq rules. Each member of our
Audit Committee meets the financial literacy requirements of the Nasdaq listing standards. In addition, our Executive Committee on behalf of our Board of Directors has determined that Mr. Christen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our
Audit Committee operates under a written charter which satisfies the applicable listing standards of
Nasdaq and which is available on our website at ir.expensify.com. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy Statement or any other document filed with or furnished to the SEC.

Expensify, Inc. 2026 Proxy Statement	13

Compensation Committee
Our Compensation Committee is responsible for, among other things:
•reviewing and approving our compensation algorithm used to determine the compensation of all employees, including the Chief Executive Officer and all other executive officers. To the extent the compensation of any executive officer, including the Chief Executive Officer, is addressed outside of the algorithm, the Compensation Committee, excluding the applicable officer, reviews and approves such compensation;
•reviewing and recommending to our Executive Committee, or, if required, our Board of Directors the compensation of our directors;
•at its discretion, selecting compensation consultants and advisors and assessing whether there are any conflicts of interest with any of the Compensation Committee’s compensation consultants or advisors; and
•reviewing and approving, or recommending that our Executive Committee, or, if required, our
Board of Directors approve, incentive compensation and equity plans.
Our Compensation Committee currently consists of Messrs. Barrett, Schaffer, Mills, Vidal and Alvarez
Divo with Mr. Barrett serving as chair. Anuradha Muralidharan resigned from the Board of Directors on
December 29, 2025. Ms. Muralidharan was a member of the Compensation Committee until her resignation, at which time Mr. Alvarez Divo was appointed as a member of the Compensation Committee.
Mr. Barrett and Mr. Schaffer, each an executive officer, participate in the deliberations of the
Compensation Committee in determining executive officer and director compensation, except as otherwise determined by the Compensation Committee. As a controlled company, we rely upon the exemption from the requirement that we have a Compensation Committee composed entirely of independent directors. The Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the committee. The Compensation Committee did not engage a compensation consultant in 2025 or make any changes to the compensation of our executive officers. Our Compensation
Committee operates under a written charter which satisfies the applicable listing standards of Nasdaq and which is available on our website at ir.expensify.com. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy Statement or any other document filed with or furnished to the SEC.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee, including our executive officers Mr. Barrett and Mr. Schaffer, participated in deliberations regarding the algorithm used to determine the compensation of all employees, including all executive officers. To the extent compensation of one of our executive officers was addressed outside of the algorithm, the applicable executive officer did not participate in such deliberations. Except as described below in the section titled “Certain Relationships and Related Party Transactions,” none of the members of the Compensation Committee had or have any relationships with the company during the last completed fiscal year that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Compensation Committee.
BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Guidelines provide our independent directors the flexibility to elect a lead director if the chairperson of the Board of Directors is a member of management or does not otherwise qualify as independent. Our Board of Directors currently does not have a chairperson (or a lead director)
and currently believes that our existing leadership structure is effective. Our Board of Directors will

14	Expensify, Inc. 2026 Proxy Statement

continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
RISK OVERSIGHT
Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, our material environmental, social and governance (“ESG”) risks and oversees the implementation of risk mitigation strategies by management, including management’s implementation of our cybersecurity risk management program. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
CODE OF ETHICS AND CONDUCT
We have adopted a written code of ethics and conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our investor relations website at ir.expensify.com. In addition, we intend to post on our investor relations website all disclosures that are required by law or the listing standards concerning any amendments to, or waivers from, any provision of the code. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy Statement or any other document filed with or furnished to the SEC.
CORPORATE GOVERNANCE GUIDELINES
We have adopted written corporate governance guidelines to assist the Board in the exercise of its responsibilities. A copy of the corporate governance guidelines is available on our investor relations website at ir.expensify.com. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy Statement or any other document filed with or furnished to the SEC.
INSIDER-TRADING POLICY
Our Board of Directors has adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by officers, directors, contractors, consultants and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing requirements of Nasdaq. The policy prohibits our directors, officers and employees from engaging in transactions intended to hedge or offset the market value of Expensify stock owned by them. A copy of our Insider Trading Policy was included as Exhibit 19.1 to our Annual Report.

Expensify, Inc. 2026 Proxy Statement	15

Proposal 2: Ratification of Appointment of
Independent Registered Public Accounting Firm
Ratification of Appointment of KPMG
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. Our Audit
Committee has selected KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2026. KPMG has served as our independent registered public accounting firm since 2025.
Stockholders are not required to ratify the appointment of KPMG as our independent registered public accounting firm. However, as a matter of good corporate governance, we are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain KPMG. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast on this proposal at the
Annual Meeting is required for the ratification of appointment of our independent registered public accounting firm. Abstentions are not considered to be votes cast and will have no effect on the vote for this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG, we do not expect any broker non-votes in connection with this proposal.

Our Executive Committee on behalf of our Board of Directors unanimously recommends that you vote “FOR” the ratification of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

16	Expensify, Inc. 2026 Proxy Statement

Change in Independent Registered Public Accounting Firm in 2025
Ernst & Young LLP (“EY”) audited our consolidated financial statements for the fiscal year ended
December 31, 2024.
As reported on our Current Report on Form 8-K filed on March 10, 2025 (the “Auditor 8-K”), on March 5,
2025, the Audit Committee (i) dismissed EY and (ii) engaged KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The report of EY on the Company’s consolidated financial statements for the year ended December 31, 2024 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal year ended December 31, 2024, and the subsequent interim period through March 5,
2025 (preceding such dismissal), there were no “disagreements” (as defined in Item 304(a)(1)(iv) of
Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make a reference thereto in their reports. During the fiscal year ended December 31, 2024, and the subsequent interim period through March 5, 2025 (preceding such dismissal), there were no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of
Item 304 of Regulation S-K.
We provided EY with a copy of the Auditor 8-K and requested that EY provide a letter addressed to the
Securities and Exchange Commission stating whether EY agrees with the statements contained in the
Auditor 8-K as they relate to EY. A copy of such letter, dated March 10, 2025, was filed as Exhibit 16.1 to the Auditor 8-K.
During the fiscal year ended December 31, 2024, and the subsequent interim period through March 5,
2025 (prior to engagement of KPMG), neither the Company nor anyone on its behalf consulted KPMG regarding: (i) either: the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that
KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement”
or “reportable event” (within the meaning of paragraph (a)(1)(iv) of Item 304 of Regulation S-K and paragraph (a)(1)(v) of Item 304 of Regulation S-K, respectively).
Principal Accountant Fees and Services
The following table sets forth the aggregate fees billed by KPMG, our independent registered public accounting firm, and EY, our former independent registered public accounting firm, to the Company for the fiscal year ended December 31, 2025 and December 31, 2024, respectively:

	2025	2024
Audit Fees(1)	$1,972,100	$2,992,760
Audit-Related Fees	$—	$—
Tax Fees(2)	$131,325	$—
All Other Fees(3)	$—	$7,200
Total	$2,103,425	$2,999,960
(1)For fiscal 2024 and fiscal 2025, Audit Fees consist of fees billed for audit services related to the audit of our 2024 and 2025 annual consolidated financial statements, review of our quarterly consolidated financial statements; audit services provided in connection with other statutory and regulatory filings; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.
(2)Tax Fees includes fees billed for tax consulting fees related to research and development tax credits, Internal Revenue Service section
174, and other miscellaneous state and federal tax related topics.
(3)All Other Fees consists of fees billed for permitted products and services not included in the first three categories.

Expensify, Inc. 2026 Proxy Statement	17

AUDIT COMMITTEE PRE-APPROVAL
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board
regarding auditor independence, our Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm.  In recognition of this responsibility, our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-
related services, tax services and other services. All services provided to the Company and its subsidiaries by EY in 2024 and KPMG in 2025 were pre-approved by the Audit Committee.

18	Expensify, Inc. 2026 Proxy Statement

Report of the Audit Committee
The material in this report is being furnished and shall not be deemed “filed” with the SEC for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes, and the committee is governed by its charter. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor.
Management is responsible for preparing the financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
Prior to the filing of our Annual Report on Form 10-K for the year ended December 31, 2025 with the SEC, the Audit Committee reviewed and discussed with our management and KPMG, our independent registered public accounting firm our audited consolidated financial statements for the year ended
December 31, 2025. Our Audit Committee also discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the
SEC.
The Audit Committee received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with our Audit Committee concerning independence, and discussed with KPMG its independence from us.
Based on the above-mentioned review and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form
10-K for the year ended December 31, 2025 for filing with the SEC.

Audit Committee
Tim Christen (Chairperson)
Ellen Pao
Vivian Liu

Date: [ ], 2026

Expensify, Inc. 2026 Proxy Statement	19

Proposal 3: Advisory Vote to Approve the
Company’s Executive Compensation (“Say-on-
Pay”)
In accordance with the requirements of Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a),
we are requesting that our stockholders approve, on an advisory basis, the compensation paid to our
NEOs as disclosed in the “Executive Compensation” section of this Proxy Statement, including the compensation tables and the accompanying narrative disclosure contained therein, in accordance with the SEC’s compensation disclosure rules.
While the results of the vote are non-binding and advisory in nature, our Compensation Committee values the opinions expressed by stockholders in their vote on this proposal and intends to consider the results of this vote in making future compensation decisions.
In considering their vote, stockholders are encouraged to read the "Executive Compensation" section of this Proxy Statement, including the accompanying compensation tables and the related narrative disclosure.
The Executive Committee on behalf of the Board endorses the Company’s executive compensation program and unanimously recommends that stockholders vote in favor of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.
Frequency of Say-on-Pay
At our 2023 Annual Meeting of Stockholders, held on June 21, 2023, our stockholders recommended an annual say-on-pay vote, and our Executive Committee, on behalf of our Board of Directors, subsequently adopted that recommendation. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2027 Annual Meeting.
Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast on this proposal at the
Annual Meeting is required for the approval of the advisory vote to approve our executive compensation.
Abstentions and broker non-votes are not considered votes cast and will have no effect on the vote for this proposal.

Our Executive Committee on behalf of our Board of Directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

20	Expensify, Inc. 2026 Proxy Statement

Proposal 4: Approval and Adoption of
Amendments to Our Amended and Restated
Certificate of Incorporation to Effect (i) a Reverse
Stock Split and (ii) a Corresponding Decrease in
Authorized Shares
General
Stockholders are being asked to consider the approval and adoption of a series of three alternative amendments to the Certificate of Incorporation to effect, at the discretion of the Board, (i) a reverse stock split of each of our Class A common stock, LT10 common stock and LT50 common stock, and, if and when the reverse stock split is effected, (ii) a contemporaneous and proportionate reduction in the number of authorized shares of each of the Class A common stock, LT10 common stock and LT50 common stock.
On March 24, 2026, the Board unanimously approved and declared advisable three alternative amendments to the Certificate of Incorporation to effect, at the discretion of the Board, (i) the reverse stock split at one of three reverse stock split ratios: 1-for-15, 1-for-20 and 1-for-25 (each, a “reverse stock split ratio”) and, if and when the reverse stock split is effected, (ii) a contemporaneous and proportionate reduction in the number of authorized shares of (a) the Class A common stock from 1,000,000,000 to
66,666,666, 50,000,000 or 40,000,000, respectively, (b) the LT10 common stock from 21,871,197 to
1,458,079, 1,093,559 or 874,847, respectively, and (c) the LT50 common stock from 24,893,067 to
1,659,537, 1,244,653 or 995,722, respectively (the reverse stock split together with the corresponding decrease in the number of authorized shares, collectively, the “Reverse Stock Split Amendments”). The
Board has recommended that the Reverse Stock Split Amendments as set forth in the Form of Reverse
Stock Split Amendment (as defined below) be submitted to the Company’s stockholders for approval, and the Board has recommended that the Company’s stockholders approve and adopt each of the Reverse
Stock Split Amendments.
Upon receiving stockholder approval of the Reverse Stock Split Amendments, our Board will have the authority, but not the obligation, in its sole discretion, to elect whether to effect a reverse stock split and, if so, to determine the specific ratio from among the reverse stock split ratios approved by our stockholders to be used in effecting the reverse stock split (the “Final Reverse Stock Split Ratio”) and the timing of the reverse stock split.
A form of certificate of amendment to the Certificate of Incorporation for the Reverse Stock Split
Amendments is attached hereto as Appendix A (the “Form of Reverse Stock Split Amendment”). The
following discussion is qualified in its entirety by the full text of the Form of Reverse Stock Split
Amendment, which is incorporated herein by reference. For the convenience of our stockholders, the Form of Reverse Stock Split Amendment indicates in brackets, for each of the Reverse Stock Split Amendments
A (reflecting a reverse stock split ratio of 1-for-15), B (reflecting a reverse stock split ratio of 1-for-20), and
C (reflecting a reverse stock split ratio of 1-for-25), and, in each case, the correspondingly decreased number of authorized shares of Class A common stock, LT10 common stock and LT50 common stock.
Only the version of the Form of Reverse Stock Split Amendment that sets forth the Reverse Stock Split
Amendment providing for the Final Reverse Stock Split Ratio will be filed with the Secretary of State of the State of Delaware and will become effective upon filing or at a later date and time set forth therein, if any, which effective time is referred to as the “reverse stock split effective date”. Upon such effectiveness, all other Reverse Stock Split Amendments will be abandoned by the Board.
Depending on the selected Final Reverse Stock Split Ratio, (i) 15, 20 or 25 issued shares (including treasury shares) of Class A common stock will be combined into one share of Class A common stock, (ii)

Expensify, Inc. 2026 Proxy Statement	21

15, 20 or 25 issued shares of LT10 common stock will be combined into one share of LT10 common stock, and (iii) 15, 20 or 25 issued shares of LT50 common stock will be combined into one share of LT50 common stock. The number of shares of Class A common stock, LT10 common stock and LT50 common stock will therefore be proportionately decreased by an amount based upon the Final Reverse Stock Split
Ratio determined by the Board. In no event will the Reverse Stock Split Amendments occur with respect to only Class A common stock, only LT10 common stock or only LT50 common stock. The Reverse Stock
Split Amendments, if and when effected, will become effective as to each of the Class A common stock,
LT10 common stock and LT50 common stock at the same Final Reverse Stock Split Ratio. No fractional shares will be issued as a result of the reverse stock split (see “Treatment of Fractional Shares” below).
The Board may, in its sole discretion, determine not to effect the reverse stock split if it determines, subsequent to obtaining stockholder approval, that such action is not necessary or advisable or in the best interests of the Company. By voting in favor of the reverse stock split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the reverse stock split if it should so decide.
Reasons for the Reverse Stock Split and Determination of the Reverse Stock Split Ratio
We believe it is beneficial to provide our Board with the authority and flexibility to effect a reverse stock split, if and when needed, in the event our Board determines that a reverse stock split is in the best interests of the Company and our stockholders, including in order to maintain the Nasdaq listing of our
Class A common stock or to bring the share price of our Class A common stock in line with our peers or for other corporate purposes. The determination as to whether the reverse stock split will be effected and, if so, pursuant to which reverse stock split ratio, will be based upon those market or business factors deemed relevant by our Board at that time, including but not limited to factors such as the historical trading price and trading volume of Class A common stock, the number of shares of Class A common stock, LT10 common stock, and LT50 common stock issued, the then-prevailing trading price and trading volume of Class A common stock and the anticipated impact of the reverse stock split on the trading market for the Class A common stock, the anticipated impact of a particular reverse stock split ratio on our ability to reduce administrative and transactional costs, the continued listing requirements of Nasdaq, and prevailing general market and economic conditions.
The Board believes that stockholder approval of the alternative Reverse Stock Split Amendments (as opposed to approval of a single amendment including one reverse stock split ratio) provides the Board with maximum flexibility to react to then-current market conditions and volatility in the market price of our
Class A common stock in order to set a ratio that is intended to maintain for the foreseeable future, given market fluctuations, a stock price in excess of $1.00 per share to avoid a Nasdaq delisting of our shares of
Class A common stock, which could have an adverse effect on our business, liquidity and on the trading of our Class A common stock. We also believe that an increased market price of our Class A common stock may improve the marketability and liquidity of our Class A common stock and encourage interest and trading in shares of our Class A common stock, as well as bring the price of our Class A common stock to a level commensurate with peer companies. In addition, a low share price may negatively impact our acceptability to certain institutional investors, professional investors and other market participants.
In evaluating whether or not to recommend that stockholders authorize the reverse stock split, in addition to the considerations described above, the Board took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined, with a corresponding decline in market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split. Additionally, the market price of our Class A common stock will also be based on our performance and other factors, including those factors listed under the heading “Risk Factors” and elsewhere in our Annual Report on
Form 10-K for the year ended December 31, 2025 and other reports that we file with the SEC, so even if the reverse stock split is effected, it may not result in the intended benefits described above, and the market price per share of Class A common stock after the reverse stock split may not increase in

22	Expensify, Inc. 2026 Proxy Statement

proportion to the decrease in the number of shares of Class A common stock outstanding before the reverse stock split. There can also be no assurance that the price per share of our common stock will remain in excess of $1.00 following the reverse stock split for a sustained period of time, if at all.
Impact of the Reverse Stock Split, if Implemented
The Company’s Certificate of Incorporation currently authorizes the issuance of 1,000,000,000 shares of
Class A common stock, 21,871,197 shares of LT10 common stock, 24,893,067 shares of LT50 common stock, and 10,000,000 shares of Preferred Stock. On March 27, 2026, the Company had: [ ] shares of
Class A common stock issued and outstanding, [ ] shares of Class A common stock issuable upon the exercise of outstanding options, [ ] shares of Class A common stock issuable upon settlement of restricted stock units, [ ] shares of Class A common stock reserved for future issuance under the
Company’s 2021 Incentive Award Plan, [ ] shares of LT10 common stock issued and outstanding, [ ] shares of LT50 common stock issued and outstanding, [ ] shares of LT50 common stock issuable upon settlement of restricted stock units and no shares of Preferred Stock issued and outstanding.
If and when the reverse stock split is effected, the number of authorized shares of Class A common stock,
LT10 common stock, and LT50 common stock will contemporaneously be decreased in proportion to the
Final Reverse Stock Split Ratio.
If approved and effected, the reverse stock split will automatically apply to all shares of the Company’s
Class A common stock, LT10 common stock and LT50 common stock, and each stockholder will own a reduced number of shares of Class A common stock, LT10 common stock and/or LT50 common stock.
However, except for adjustments that may result from the treatment of fractional shares, as described below, or as a result of adjustments to the conversion prices of certain convertible securities, as described below, the reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power. Further, the reverse stock split, if approved and effected, will not affect the $0.0001 par value of each of the Class A common stock, LT10 common stock and LT50 common stock.
If the reverse stock split is implemented, consistent with the terms of the Company’s incentive award plans, the total number of shares of common stock issuable upon exercise, vesting or settlement of such awards and the total number of shares of common stock remaining available for future awards under the
Company’s incentive award plans, would be proportionately reduced based on the Final Reverse Stock
Split Ratio, and any fractional shares that may result therefrom shall be rounded down to the nearest whole share. Furthermore, the exercise price of any outstanding options under the Company’s incentive award plans will be proportionately increased based on the Final Reverse Stock Split Ratio, and the resulting exercise price will be rounded up to the nearest whole cent.
Based on the Company’s capitalization as of March 27, 2026, the principal effect of the reverse stock split
(at a reverse stock split ratio of 1-for-15, 1-for-20 and 1-for-25), not taking into account the treatment of fractional shares described under “- Procedure for Effecting the Reverse Stock Split - Treatment of
Fractional Shares” below, would be that:
•the number of shares of the Company’s Class A common stock issued and outstanding would be reduced from [ ] shares to approximately [ ] shares, [ ] shares or [ ] shares, respectively;
•the number of shares of the Company’s Class A common stock issuable upon the exercise of outstanding stock options would be reduced from [ ] shares to approximately [ ] shares, [ ] shares or [ ] shares, respectively (and the respective exercise prices of the options would increase by a factor equal to the inverse of the reverse stock split ratio);
•the number of shares of the Company’s Class A common stock issuable upon the settlement of outstanding restricted stock units would be reduced from [ ] shares to approximately [ ] shares, [ ]
shares or [ ] shares, respectively;

Expensify, Inc. 2026 Proxy Statement	23

•the aggregate number of shares of the Company’s Class A common stock reserved for issuance, in connection with future awards under the Company’s 2021 Incentive Award Plan would be reduced from [ ] shares to approximately [ ] shares, [ ] shares or [ ] shares, respectively;
•the number of shares of the Company’s LT10 common stock issued and outstanding would be reduced from [ ] shares to approximately [ ] shares, [ ] shares or [ ] shares, respectively;
•the number of shares of the Company’s LT50 common stock issued and outstanding would be reduced from [ ] shares to approximately [ ] shares, [ ] shares or [ ] shares, respectively;
•the number of shares of the Company’s LT50 common stock issuable upon the settlement of outstanding restricted stock units would be reduced from [ ] shares to approximately [ ] shares, [ ]
shares or [ ] shares, respectively;
•the number of shares of the Company’s authorized Class A common stock would be reduced from 1,000,000,000 shares to 66,666,666 shares, 50,000,000 shares or 40,000,000 shares, respectively;
•the number of shares of the Company’s authorized LT10 common stock would be reduced from
21,871,197 shares to 1,458,079 shares, 1,093,559 shares or 874,847 shares, respectively;
•the number of shares of the Company’s authorized LT50 common stock would be reduced from
24,893,067 shares to 1,659,537 shares, 1,244,653 shares or 995,722 shares, respectively;
•the number of shares of the Company’s Class A common stock that are authorized, but unissued and unreserved, would decrease from [ ] shares to approximately [ ] shares, [ ] shares or [ ]
shares, respectively;
•the 10,000,000 shares of the Company’s authorized preferred stock would remain unchanged;
and
•the par value of the Company’s common stock and preferred stock would remain unchanged at
$0.0001 per share, and, as a result, the stated capital attributable to common stock on the
Company’s balance sheet would be reduced proportionately based on the Final Reverse Stock
Split Ratio, the additional paid-in capital account would be credited with the amount by which the stated capital is reduced, and the per-share net income or loss and net book value of the
Company’s common stock would be restated because there would be fewer shares of common stock outstanding.
The following tables contains approximate information relating to each of our classes of common stock immediately following the reverse stock split under each reverse stock split ratio, based on share information as of March 27, 2026. All share numbers are rounded down to the nearest whole share but otherwise do not reflect the potential effect of rounding down for fractional shares that may result from the reverse stock split.

24	Expensify, Inc. 2026 Proxy Statement

Class A Common Stock

	Pre-Reverse Split	1-for-15	1-for-20	1-for-25
Number of Shares Authorized	1,000,000,000	66,666,666	50,000,000	40,000,000
Number of Shares Issued and Outstanding	[ ]	[ ]	[ ]	[ ]
Number of shares issuable upon exercise of outstanding stock options	[ ]	[ ]	[ ]	[ ]
Number of shares issuable upon settlement of outstanding restricted stock units	[ ]	[ ]	[ ]	[ ]
Number of shares reserved for issuance in connection with future awards under the Company’s 2021 Incentive Award Plan and 2021 Stock Purchase and Matching Plan	[ ]	[ ]	[ ]	[ ]
LT10 Common Stock

	Pre-Reverse Split	1-for-15	1-for-20	1-for-25
Number of Shares Authorized	21,871,197	1,458,079	1,093,559	874,847
Number of Shares Issued and Outstanding	[ ]	[ ]	[ ]	[ ]
LT50 Common Stock

	Pre-Reverse Split	1-for-15	1-for-20	1-for-25
Number of Shares Authorized	24,893,067	1,659,537	1,244,653	995,722
Number of Shares Issued and Outstanding	[ ]	[ ]	[ ]	[ ]
Number of shares issuable upon settlement of outstanding restricted stock units	[ ]	[ ]	[ ]	[ ]
The reverse stock split may result in some stockholders owning “odd lots” of less than one hundred (100)
shares of our common stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.
The Class A common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the reverse stock split will not affect the registration of our Class A common stock under the Exchange Act.
Effect on Preferred Stock
Pursuant to our Certificate of Incorporation, our authorized capital stock consists of 10,000,000 shares of
Preferred Stock, par value $0.0001 per share. The proposed Reverse Stock Split Amendments would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.
There are currently no shares of preferred stock outstanding.

Expensify, Inc. 2026 Proxy Statement	25

Impact if the Reverse Stock Split Proposal is Not Approved
If Reverse Stock Split Proposal is not approved by our stockholders, we intend to monitor the trading price of our Class A common stock on Nasdaq and will consider available options to resolve any potential non-
compliance with the Nasdaq listing rules. On [          ], 2026, the last trading day prior to the filing of this
proxy statement, the closing price of our Class A common stock on Nasdaq was $[        ] per share. We
believe that our ability to remain listed on Nasdaq would be significantly and negatively affected if this
Proposal 4 is not approved in the event the share price of our Class A common stock remains below
$1.00. Additionally, if our Class A common stock is delisted, it will adversely affect the liquidity and marketability of Class A common stock. See “Reasons for the Reverse Stock Split and Determination of
the Reverse Stock Split Ratio” above.
Potential Anti-Takeover Effect
The Reverse Stock Split Amendments are not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt.
Procedure for Effecting the Reverse Stock Split
When and if the Board decides to implement the reverse stock split, the Company will promptly file the
Reverse Stock Split Amendment with the Final Reverse Stock Split Ratio (the “Final Certificate of
Amendment”) with the Secretary of State of the State of Delaware to amend its existing Certificate of
Incorporation and will abandon the other Reverse Stock Split Amendments. The reverse stock split will become effective upon the reverse stock split effective date. Beginning on the reverse stock split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of the whole number of the post-reverse stock split shares. For the convenience of our stockholders, the Form of Reverse Stock Split Amendment indicates in brackets, for each of Reverse Stock Split Amendments A, B and C, the reverse stock split ratio and the proportionately decreased number of authorized shares of Class A common stock, LT10 common stock and LT50 common stock. Only the Final Certificate of Amendment will be filed with the Secretary of State of the
State of Delaware and become effective.
Upon effectiveness of the Final Certificate of Amendment at the reverse stock split effective date, all other
Reverse Stock Split Amendments will be abandoned by the Board. By voting in favor of the approval and adoption of the Reverse Stock Split Amendments as set forth in the Form of Reverse Stock Split
Amendment, the Company’s stockholders will also have approved and expressly authorized the Board to abandon each Reverse Stock Split Amendment, including the abandonment of alternative reverse stock split ratios that will occur upon the filing of the Final Certificate of Amendment and the abandonment of all Reverse Stock Split Amendments if the Board does not elect to effect the reverse stock split.
After the reverse stock split effective date, our common stock will have a new CUSIP number, which is a number used to identify securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.
Exchange of Stock Certificates
As soon as practicable after the effective date of the reverse stock split, stockholders holding certificated shares will be notified that the reverse stock split has been effected. Computershare Trust Company, N.A., the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares in certificated form may surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal.

26	Expensify, Inc. 2026 Proxy Statement

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT
THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE EXCHANGE
AGENT.
Shares Held in Book-Entry and Through a Brokerage Firm, Bank, Broker-Dealer or Other
Holder of Record
If you hold registered shares of our common stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares of Class A common stock, LT10 common stock and LT50 common stock in registered book-entry form in the event the Board determines to effect the reverse stock split. If you are entitled to post-reverse stock split shares of Class A common stock, LT10 common stock or LT50 common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effectiveness of the reverse stock split indicating the number of shares of
Class A common stock, LT10 common stock or LT50 common stock you hold.
At the reverse stock split effective time, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a brokerage firm, bank, broker-dealer or other holder of record) in the same manner as registered stockholders whose shares of common stock are registered in their names.
Brokerage firms, banks, broker-dealers or other holders of record will be instructed to effect the reverse stock split for their beneficial holders holding shares of our common stock in “street name”; however, these brokerage firms, banks, broker-dealers or other holders of record may apply their own specific procedures for processing the reverse stock split. If you hold your shares of common stock with a brokerage firm, bank, broker-dealer or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
Treatment of Fractional Shares
No fractional shares of Class A common stock, LT10 common stock or LT50 common stock will be issued as a result of the reverse stock split. If any holder would otherwise be entitled to a fractional share of
Class A common stock, LT10 common stock or LT50 common stock, as applicable, (after aggregating all fractional shares of each such class of common stock that such holder would otherwise be entitled to receive), then such holder shall be entitled to receive cash (without interest) for such holder’s fractional shares of each such class of common stock equal to the product of the closing sales price of the Class A common stock as reported on The Nasdaq Stock Market on the date on which the reverse stock split effective time occurs multiplied by the fractional shares of each class of common stock that would otherwise be issued to the stockholder. After the reverse stock split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. The ownership of a fractional share will not give the holder any voting, dividend or other right except to receive the cash payment therefor. If a stockholder is entitled to a cash payment in lieu of any fractional share, a check will be mailed to the stockholder’s registered address as soon as practicable after the reverse stock split effective date. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received such cash payment.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed reverse stock split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Reverse Stock Split Amendments to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.
Accounting Matters

Expensify, Inc. 2026 Proxy Statement	27

In the event the Board determines to effect the reverse stock split in the future, such reverse stock split will not affect the common stock capital account on our balance sheet and the par value of our common stock will remain unchanged. The stated capital component, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued, will be reduced by our Board in proportion to the size of the Final Reverse Stock Split Ratio, subject to a minor adjustment in respect of the treatment of fractional shares as described above, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’
equity, in the aggregate, will remain unchanged. Immediately after the reverse stock split, the per share net income or loss and net book value of our common stock will be increased, as compared to the per share amounts absent the reverse stock split, because there will be fewer shares of common stock outstanding.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split that may be relevant to holders of our common stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal
Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a stockholder. The Company has not sought and does not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the reverse stock split.
This discussion is limited to holders that hold common stock as a “capital asset” within the meaning of
Section 1221 of the Code (generally, property held for investment). This discussion does not address all
U.S. federal income tax consequences that may be relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•U.S. expatriates and former citizens or long-term residents of the United States;
•U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•persons holding common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•banks, insurance companies, and other financial institutions;
•real estate investment trusts or regulated investment companies;
•brokers, dealers or traders in securities;
•persons for whom common stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code;
•“controlled foreign corporations,” “foreign controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;
•S corporations, partnerships or other entities or arrangements treated as partnerships for U.S.
federal income tax purposes (and investors therein);
•tax-exempt organizations or governmental organizations;

28	Expensify, Inc. 2026 Proxy Statement

•persons subject to special tax accounting rules as a result of any item of gross income with respect to the stock being taken into account in an applicable financial statement;
•persons deemed to sell common stock under the constructive sale provisions of the Code;
•“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;
•persons who hold or received common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and
•tax-qualified retirement plans.
If an entity treated as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding common stock and the partners in such partnerships should consult their tax advisors regarding the U.S.
federal income tax consequences to them.
THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS
SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S.
FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX
CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR
GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION
OR UNDER ANY APPLICABLE INCOME TAX TREATY.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust that (a) is subject to the primary supervision of a U.S. court and the control of one of more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or
(b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.  A “Non-U.S. Holder” is a beneficial owner of shares of our common stock that is neither a U.S.
Holder nor an entity treated as a partnership for U.S. federal income tax purposes.
U.S. Holders
The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes.  As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below.  A U.S.
Holder’s aggregate tax basis in the shares of our common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S.
Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered.  Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split.  Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock.  Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the effective time of the reverse stock split.

Expensify, Inc. 2026 Proxy Statement	29

Information Reporting and Backup Withholding.  A U.S. Holder (other than corporations and certain other exempt recipients) may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split.  A U.S.
Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S.
Holder’s federal income tax liability, if any, provided the required information is timely furnished to the
IRS.  U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Non-U.S. Holders
Non-U.S. Holders who exchange shares of our common stock pursuant to the reverse stock split generally should be subject to tax in the manner described above under “U.S. Holders,” except that any capital gain realized by a Non-U.S. Holder as a result of receiving cash in lieu of a fractional share of our common stock generally should not be subject to U.S. federal income tax unless:
•the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);
•the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the reverse stock split and certain other requirements are met; or
•our common stock constitutes a U.S. real property interest (“USRPI”) by reason of our status as a
U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes.
Gain described in the first bullet point above will generally be subject to U.S. federal income tax on a net income basis at the regular rates.  A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
A Non-U.S. Holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on any gain derived from the reverse stock split, which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, we believe we currently are not, and do not anticipate becoming, a USRPHC. Because the determination of whether we are a USRPHC depends, however, on the fair market value of our USRPIs relative to the fair market value of our non-U.S. real property interests and our other business assets, there can be no assurance we currently are not a USRPHC or will not become one in the future.  Even if we are or were to become a USRPHC, gain arising from the sale or other taxable disposition of our common stock by a Non-U.S. Holder will not be subject to U.S. federal income tax if our common stock is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market, and such Non-U.S. Holder owned, actually or constructively, 5% or less of our common stock throughout the shorter of the five-year period ending on the effective time of the reverse stock split or the Non-U.S. Holder’s holding period.
Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding.  In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a Non-U.S. Holder pursuant to the reverse stock split, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-

30	Expensify, Inc. 2026 Proxy Statement

U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption.
Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.  In certain circumstances, the amount of cash paid to a Non-U.S. Holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.
Vote Required
The affirmative vote of the holders representing a majority of the voting power of all outstanding shares of common stock entitled to vote on this proposal at the Annual Meeting is required for the approval of the reverse stock split. Abstentions and broker non-votes, if any, will have the same effect as a vote
“AGAINST” this proposal.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the Reverse Stock Split Proposal.

Expensify, Inc. 2026 Proxy Statement	31

Director Compensation
OVERVIEW
We maintain a Non-Employee Director Compensation Program that is applicable to our directors who are not serving as our employees (each a “Non-Employee Director”). Directors who are employed by us or were employed by us at the time they served as a director did not receive additional compensation for their services as directors in fiscal 2025.
ANNUAL RETAINER
Each Non-Employee Director receives an annual cash retainer for his or her services equal to $30,000 plus any committee specific retainers (together the “Annual Retainer”), payable quarterly in arrears, and pro-rated to reflect any partial year served. Audit Committee members are paid an additional $10,000 per year, except that the chair of the Audit Committee is paid an additional $20,000 per year. Non-Employee
Directors may elect to receive 0 - 100% of their Annual Retainer in the form of a grant of restricted stock units (“RSUs”) instead of cash (each, a “Retainer RSU Award”).  Each RSU constitutes the right to receive a single share of our Class A common stock. Each Retainer RSU Award will automatically be granted on the fifth day of the month immediately following the end of the quarter for which the corresponding portion of the Annual Retainer was earned.  The number of RSUs granted is calculated by dividing the dollar value of the portion of the Annual Retainer that would have otherwise been paid to such Non-
Employee Director in cash on the applicable grant date by the average per share closing trading price of our Class A common stock over the 30 consecutive trading days ending on the trading day immediately preceding the grant date. Each Retainer RSU Award is fully vested on the grant date.
EQUITY COMPENSATION
Pursuant to the Non-Employee Director Compensation Program, each Non-Employee Director who was initially elected or appointed to serve on our Board on or after our IPO was granted an award of a number of RSUs equal to (i) $250,000 divided by (ii) the average per share closing trading price of our Class A common stock over the 30 consecutive trading days ending on the trading day immediately preceding the grant date (the “Initial RSU Award”). The Initial RSU Award is automatically granted on the date on which such Non-Employee Director commences service on the Board.  The Initial RSU Award vests over a three year period in twelve substantially equal quarterly installments, subject to the Non-Employee Director’s continued service on the Board through each such vesting date.
Additionally, each Non-Employee Director who (i) has been serving on the Board for at least four months as of each annual meeting of our stockholders and (ii) will continue to serve as a Non-Employee Director immediately following such meeting, will be granted an award of a number of RSUs calculated by dividing
(i) $125,000 by (ii) the average per share closing trading price of our Class A common stock over the 30 consecutive trading days ending on the trading day immediately preceding the grant date (each, an
“Annual RSU Award”). The Annual RSU Award will be automatically granted on the date of the applicable annual meeting of stockholders, and will vest in full on the earlier of (i) the first anniversary of the grant date and (ii) immediately before the annual meeting of stockholders following the grant date, subject to the Non-Employee Director’s continued service on the Board through such vesting date.
The following table provides additional detail regarding the fiscal 2025 compensation of our Non-
Employee Directors:

Name	Fees Paid in Cash ($)(1)	Stock Awards ($)(2)	Total
Tim Christen	$50,000	$114,243	$164,243
Vivian Liu	$40,000	$114,605	$154,605
Ellen Pao	$40,000	$114,243	$154,243

32	Expensify, Inc. 2026 Proxy Statement

(1)Amounts reported represent fees paid in cash and the value of cash fees that directors elected to receive in the form of RSUs rather than in cash. Cash amounts exchanged for RSUs for Mr. Christen, Ms. Liu, and Ms. Pao for the year ended December 31, 2025 were $0,
$20,000, and $0, respectively.
(2)Amounts reported represent the grant date fair value of Annual RSU Awards granted during fiscal 2025 which vest on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders plus the grant date fair value of RSUs granted in lieu of cash fees that exceeds the amount of cash fees earned during fiscal 2025 which vested immediately, in each case, as calculated in accordance with ASC Topic 718. The grant date fair value of RSUs granted in lieu of cash fees that exceeded the amount of cash fees earned for Mr. Christen, Ms. Liu and Ms. Pao are $0, $363 and $0, respectively. See Note 9 of the audited consolidated financial statements for the fiscal year ended December 31, 2025 included in our Annual Report. As of December 31, 2025, Mr. Christen,
Ms. Liu and Ms. Pao held 198,524, 114,849 and 117,778 RSUs, respectively. None of our Non-Employee Directors held stock options as of
December 31, 2025.
Each director is also reimbursed for their travel expenses incurred in connection with his or her attendance at full board of directors or committee meetings.

Expensify, Inc. 2026 Proxy Statement	33

Executive Compensation
This section discusses the material components of the executive compensation program for our executive officers each of whom is named in the “Summary Compensation Table” below.
As a “smaller reporting company” as defined in Item 10(f), we are not required to include a Compensation
Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. Our NEOs for fiscal year 2025, which constitute all of our executive officers for fiscal 2025, were as follows:
•David Barrett, our Chief Executive Officer;
•Ryan Schaffer, our Chief Financial Officer; and
•Anuradha Muralidharan, our Former Chief Operating Officer.
Ms. Muralidharan ceased serving as our Chief Operating Officer on December 29, 2025.
2025 SUMMARY COMPENSATION TABLE
The following table sets forth certain information with respect to the compensation for the years ended
December 31, 2024 and 2025 earned by, awarded to, or paid to our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David Barrett	2025	1,845,851	—	57,853	—	—	1,903,704
Chief Executive Officer	2024	1,859,229	—	221,526	—	—	2,080,755
Ryan Schaffer	2025	1,148,135	—	83,704	—	7,535	1,239,374
Chief Financial Officer	2024	1,064,689	—	164,395	—	7,772	1,236,856
Anu Muralidharan(3)	2025	1,109,820	—	71,309	—	558,219	1,739,348
Former Chief Operating Officer	2024	860,371	—	319,242	—	9,665	1,189,278

(1)Amounts reported represent the grant date fair value of stock awards granted as calculated in accordance with ASC Topic 718.
Assumptions used in the calculations of these amounts are included in Note 9 of the audited consolidated financial statements for the fiscal year ended December 31, 2025 included in our Annual Report on Form 10-K filed with the SEC on February 26, 2026.
(2)Amounts reported represent employer matching contributions under our 401(k) Plan for each NEO except Ms. Muralidharan which is comprised of $550,000 of severance payments and $8,219 in matching contributions under our 401(k) Plan.
(3)Ms. Muralidharan’s employment with the Company ceased in December 2025. Pursuant to the terms of her employment agreement and her equity compensation award agreements, Ms. Muralidharan forfeited all outstanding and unvested RSUs upon her departure.
NARRATIVE TO THE SUMMARY COMPENSATION TABLE
Target Compensation and Base Salaries
We use a compensation algorithm that produces a target compensation number for each employee, including each NEO, which the Compensation Committee reviews and approves. The target compensation of our NEOs was not adjusted in fiscal year 2025.
We require each of our NEOs to contribute at least a combined 30% of his or her target compensation to our 2021 Stock Purchase and Matching Plan and legacy equity programs, and each NEO may elect to contribute additional amounts, up to 100%, of his or her target compensation, to the 2021 Stock Purchase and Matching Plan. Under the 2021 Stock Purchase and Matching Plan, contributions are accumulated from payroll deductions over consecutive quarterly purchase periods. At the end of each purchase period, shares are purchased based on the closing trading price of our Class A common stock on the date of purchase using the accumulated contributions. We then make a matching contribution based on shares

34	Expensify, Inc. 2026 Proxy Statement

purchased and retained. For 2025, the matching rate was 5%, meaning for each share purchased and retained as of a quarterly purchase date, we issued 1/20th of a share of Class A common stock at no cost to the NEO. For 2025, Mr. Barrett, Mr. Schaffer and Ms. Muralidharan contributed 65%, 17%, 9%, respectively, of their target compensation to our equity programs, of which 0%, 15% and 23% was contributed to the 2021 Stock Purchase and Matching Plan and the remainder was contributed to legacy equity programs. See “Equity-Based Compensation” below for a description of the matching shares issued to each NEO.
The actual amount of target compensation paid to each NEO during fiscal year 2025, including amounts contributed by the NEO to the 2021 Stock Purchase and Matching Plan, is set forth above in the Summary
Compensation Table under the column titled “Base Salary.”
While no discretion was applied during 2025, our Compensation Committee may adjust target compensation from time to time outside of the compensation review cycle and the compensation algorithm in their discretion.
Bonuses
We do not maintain a performance-based bonus program.  However, our board of directors and
Compensation Committee have the authority to provide additional discretionary bonuses to our NEOs whenever it determines it is necessary or appropriate to incentivize them or reward them for past performance.
Equity-based Compensation
The principal form of equity compensation for our NEOs in 2025 was through our 2021 Stock Purchase and Matching Plan, in which all of our employees and service providers are eligible to participate. Under the 2021 Stock Purchase and Matching Plan, our employees, including our NEOs, can purchase shares of our Class A common stock using accumulated payroll deductions over quarterly purchase periods. The purchase price for shares of our Class A common stock is equal to the closing trading price of our Class A common stock on the date of purchase. We match a portion of shares purchased or otherwise awarded under the 2021 Stock Purchase and Matching Plan by issuing fully vested shares of our Class A common stock on the date of purchase. In 2025, the matching rate was 1/20th per share purchased and retained under the 2021 Stock Purchase and Matching Plan. Our NEOs purchased the following shares and received the following matching shares during 2025:

Name	Payroll Deductions Applied Towards the Purchase of Shares	Shares of our Class A Common Stock Purchased	Fully-Vested Shares of our Class A Common Stock Issued as Matching Shares	Value of Shares issued as Matching Shares as of the Date of Issuance(1)
David Barrett	$—	0	25,641	$57,853
Ryan Schaffer	$69,605	34,261	23,154	$50,506
Anu Muralidharan	$53,126	11,606	3,900	$7,980

(1)Value reported based on the closing trading price of our Class A common stock as of the date the matching shares were issued.
We also made certain discretionary grants of shares under the 2021 Stock Purchase and Matching Plan to employees including our NEOs. These shares are eligible for matching at the same matching rate as other shares awarded or purchased under the 2021 Stock Purchase and Matching Plan. These grants were based on various factors and varied in size. Our NEOs were granted the following discretionary shares during 2025:

Expensify, Inc. 2026 Proxy Statement	35

Name	Fully-Vested Shares of our Class A Common Stock Issued as Discretionary Shares	Value of Shares issued as Discretionary Shares as of the Date of Issuance(1)
David Barrett	0	$—
Ryan Schaffer	11,407	$33,199
Anu Muralidharan	19,005	$63,329

(1)Value reported based on the closing trading price of our Class A common stock as of the date the discretionary shares were issued.
OTHER ELEMENTS OF COMPENSATION
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
Our compensation committee from time to time may provide perquisites and personal benefits to our
NEOs when it determines that it is necessary or advisable to fairly compensate or incentivize our NEOs.
No perquisites or other personal benefits were provided to any of our NEOs in 2025.
Clawback Policy
Effective as of November 1, 2023, we adopted the Policy for Recovery of Erroneously Awarded
Compensation (the “Clawback Policy”), which is intended to comply with the Nasdaq listing standards adopted pursuant to Rule 10D-1 under the Exchange Act. Under the Clawback Policy, if the Company is
required to prepare an accounting restatement due to any material noncompliance with financial reporting requirements under applicable securities laws, we will be required to recover from current and former
NEOs any incentive-based compensation that was erroneously paid or provided to the NEOs during the three years preceding the date that the Company is required to prepare such restatement, unless the
Audit Committee determines that recovery would be impracticable. Incentive-based compensation includes compensation that is granted, earned, or vested based wholly or in part on any financial reporting measure(s).
If recovery is triggered under the Clawback Policy due to an accounting restatement, we are required to recover the excess of the amount of incentive-based compensation actually received by the NEO over the amount of incentive-based compensation that he or she would have received had payment been determined based on the restated financial measure.
Equity Award Timing Policies and Practice
Other than matching shares issued under our Stock Purchase and Matching Plan, which occur automatically on a quarterly basis, we generally grant equity awards at regularly scheduled Compensation
Committee meetings. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the
Compensation Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.

36	Expensify, Inc. 2026 Proxy Statement

We have not granted stock options or similar option-like instruments to our service providers since 2021.
Accordingly, during fiscal year 2025, we did not grant stock options or similar option like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
OUTSTANDING EQUITY AWARDS AS AT 2025 FISCAL YEAR END
The following table lists all outstanding equity awards held by our NEOs as of December 31, 2025.

		Option awards				Stock awards
Name	Vesting commencement date (1)	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(2)
David Barrett ................	4/12/2019	1,302,720	—	0.97	4/11/2029	—	—
	3/1/2020	41,550	—	1.60	6/21/2030	—	—
	9/15/2021	—	—	—	—	433,894	655,180
Ryan Schaffer ..............	1/1/2016	1,610	—	0.53	3/31/2026	—	—
	10/30/2018	10,320	—	0.97	1/10/2029	—	—
	2/1/2019	20,840	—	0.97	4/12/2029	—	—
	4/12/2019	220,283	—	0.97	4/11/2029	—	—
	9/1/2019	8,360	—	1.60	6/21/2030	—	—
	1/1/2021	9,200	—	7.21	3/15/2031	—	—
	3/1/2021	8,550	—	7.21	3/15/2031	—	—
	9/16/2021	6,880	—	12.97	10/12/2031	—	—
	9/15/2021	—	—	—	—	117,674	177,688
Anu Muralidharan ......	3/1/2021	30,800	—	7.21	12/29/2027	—	—
	9/16/2021	5,500	—	12.97	12/29/2027	—	—

(1)Each option is fully vested and exercisable. Each RSU constitutes the right to receive one-half of one share of the Company’s Class A common stock and one-half of one share of the Company’s LT50 common stock upon vesting. 12.5% of the RSUs vest in substantially equal installments on each quarterly anniversary of the vesting commencement date through the 8th anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through the applicable vesting date.
(2)Amounts reported were calculated by multiplying the number of RSUs outstanding as of December 31, 2025 by $1.51, the closing price of our Class A common stock on December 31, 2025, the last trading day in 2025.
EMPLOYMENT ARRANGEMENTS
Executive Employment Agreements
We have entered into employment agreements with each of our NEOs that set forth the terms of their at-
will employment with us. Under the employment agreements, the NEOs are not entitled to any payments or benefits upon an involuntary termination of employment. Each of our NEOs have also entered into standard confidential information and invention assignment agreements with us.
Separation Agreement
In December 2025, we entered into a separation agreement with Ms. Muralidharan in connection with the termination of her employment on December 29, 2025. Under the Separation Agreement, we paid Ms.
Muralidharan $550,000 in exchange for a full release of claims against us.

Expensify, Inc. 2026 Proxy Statement	37

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-
Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and
Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensatio n Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensati on Table Total for Non-PEO NEOs(1) ($)	Average Compensatio n Actually Paid to Non- PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4) ($)	Net Income ($ thousan ds)
2025	1,903,704	1,898,948	1,489,362	1,439,278	17.10	(21,389)
2024	2,080,756	2,172,530	1,213,068	1,012,219	37.91	(10,055)
2023	1,837,115	(910,783)	1,038,468	284,408	27.96	(41,455)

(1)Mr. Barrett was our PEO and Mr. Schaffer and Ms. Muralidharan were our Non-PEO NEOs for each of the years reported.
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation
Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option
Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	1,903,704	(57,853)	53,097	1,898,948

Year	Summary Compensation Table Average Total for Non-PEO NEOs ($)	Exclusion of Stock Awards and Option Awards for Non- PEO NEOs ($)	Inclusion of Equity Values for Non- PEO NEOs ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,489,362	(77,507)	27,423	1,439,278

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

38	Expensify, Inc. 2026 Proxy Statement

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwis e Included for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2025	—	—	57,853	(4,756)	—	—	53,097

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwis e Included for Non- PEO NEOs ($)	Total – Inclusion of Equity Values for Non-PEO NEOs ($)
2025	—	—	29,243	(1,820)	—	—	27,423

(4)Total Shareholder Return, or TSR, represents the cumulative growth of a hypothetical $100 investment in the Company made as of
December 31, 2022, reflected as of the end of each respective year.
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE
The below charts show the graphical relationship between Compensation Actually Paid to our PEO and the average of our Non-PEO NEOs (as shown in the above Pay versus Performance Table), and the following: Net Income (Loss) and TSR.

Expensify, Inc. 2026 Proxy Statement	39

PEO and Average Non-PEO NEOs Compensation Actually Paid vs TSR
150
100
50
0
Company TSR
(Indexed to $100)
20
0
(20)
(40)
Compensation Actually Paid
($ in millions)
12/31/22
12/31/23
12/31/24
12/31/25
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
EXFY

PEO and Average Non-PEO NEOs Compensation Actually Paid vs Net Loss
24
0
(24)
(48)
Net Loss ($ in millions)
20
0
(20)
(40)
Compensation Actually Paid ($ in millions)
12/31/22
12/31/23
12/31/24
12/31/2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Loss

40	Expensify, Inc. 2026 Proxy Statement

Equity Compensation Plan Information
The following table provides information as of as of December 31, 2025, with respect to the shares of the
Company’s common stock that may be issued under the Company’s existing compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	6,169,851(2)	$2.47	20,992,688(3)
Equity compensation plans not approved by security holders	—	$—	—
Totals	6,169,851	$2.47	20,992,688

(1)The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.
(2)Includes shares subject to outstanding awards granted, of which 3,248,373 shares are subject to outstanding options and 2,921,478 shares are subject to outstanding RSUs.
(3)Includes 20,992,688 shares available for future issuance under our 2021 Incentive Award Plan or our 2021 Stock Purchase and Matching
Plan. The share reserve will be increased annually on January 1 of each year through January 1, 2031 by a number of shares equal to 6%
of the aggregate number of shares of all classes of the Company’s common stock outstanding on the last day of the immediately preceding calendar year, or such lesser number of shares as determined by our Board or the Compensation Committee.

Expensify, Inc. 2026 Proxy Statement	41

Security Ownership of Certain Beneficial Owners
and Management
The following table sets forth information with respect to beneficial ownership of our common stock as of
March 27, 2026 for (i) each of our directors, (ii) each person known to us to be the beneficial owner of more than five percent of any class of our voting securities, (iii) each of our named executive officers, and
(iv) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated
below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned as of March 27, 2026, subject to community property laws where applicable. We have deemed shares of our common stock subject to stock options that are currently exercisable or will be exercisable within 60 days of March 27, 2026 or net issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of March 27, 2026 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. However, other than the shares of our Class A, LT10 or LT50 common stock net issued upon the vesting and settlement of RSUs as described below, we did not deem these shares subject to stock options or RSUs outstanding for the purpose of computing the percentage ownership of any other person or entity. The percentage of shares beneficially owned is based on [ ] shares of Class A common stock, [ ] shares of
LT10 common stock and [ ] shares of LT50 common stock outstanding as of March 27, 2026.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o
Expensify, Inc., 88 Kearny St, Ste 1600, San Francisco, CA 94108.

42	Expensify, Inc. 2026 Proxy Statement

Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Class A		LT10		LT50
Name of Beneficial Owner	Shares	%	Shares	%	Shares	%	% of voting power
Named Executive Officers, Directors and Director Nominees:
David Barrett(1) .................................................	2,845,317	[ ]%	375,356	[ ]%	3,829,122	[ ]%	[ ]%
Ryan Schaffer(2) ...............................................	488,369	*	498,090	[ ]%	66,683	*	[ ]%
Anu Muralidharan(3) ........................................	375,091	*	—	[ ]%	—	[ ]%	[ ]%
Jason Mills(4) ...................................................	497,092	*	585,322	[ ]%	584,601	[ ]%	[ ]%
Daniel Vidal(5) ..................................................	517,329	*	112,650	[ ]%	160,760	[ ]%	[ ]%
Timothy L. Christen ........................................	198,524	*	—	—	—	—	[ ]%
Ying (Vivian) Liu ..............................................	114,849	*	—	—	—	—	[ ]%
Ellen Pao ..........................................................	117,778	*	—	—	—	—	[ ]%
Carlos Alvarez Divo(6) .....................................	373,568	*	218,571	[ ]%	164,100	[ ]%	[ ]%
All current executive officers, directors and director nominees as a group (8 persons)(7) ....................................................	5,152,826	[ ]%	1,789,989	[ ]%	4,805,266	[ ]%	[ ]%
5% Stockholders:
Expensify Voting Trust(8) ................................	—	—	4,209,827	[ ]%	8,175,283	[ ]%	[ ]%
Octopus Head Inc.(9) .......................................	6,456,400	[ ]%	—	—	—	—	[ ]%
Steve McLaughlin(10) .......................................	9,892,832	[ ]%	—	—	—	—	[ ]%
The Vanguard Group, Inc.(11) ..........................	4,345,937	[ ]%	—	—	—	—	[ ]%

* Represents less than 1%.
(1)Consists of (i) 1,344,270 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 27, 2026, (ii) 212,567 shares of Class A common stock held directly by Mr. Barrett, 2,437 shares of LT10 common stock and
245,873  shares of LT50 common stock held directly by Mr. Barrett through the Expensify Voting Trust and (iii) 1,288,480 shares of Class
A common stock held directly by Barrett Trust LLC, 372,919 shares of LT10 common stock and 3,583,249 shares of LT50 common stock held directly by Barrett Trust LLC through the Expensify Voting Trust. Barrett Trust LLC is a manager-managed limited liability company.
The investment and voting decisions of Barrett Trust LLC are made by its manager, Mr. Barrett, and its controlling member is the Barrett
Family Trust, for which Mr. Barrett serves as trustee. In such capacities, Mr. Barrett may be deemed to beneficially own such shares beneficially owned by Barrett Trust LLC.
(2)Includes 284,433 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
March 27, 2026.
(3)Includes 36,300 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
March 27, 2026.
(4)Consists of (i) 10,130 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
March 27, 2026, (ii) 486,962 shares of Class A common stock held directly by Mr. Mills, 8,602 shares of LT10 common stock and 49,676 shares of LT50 common stock held directly by Mr. Mills through the Expensify Voting Trust and (iii) 576,720 shares of LT10 common stock and 534,925 shares of LT50 common stock held directly by LILJK LLC through the Expensify Voting Trust. LILIJK LLC is a manager-managed limited liability company. The investment and voting decisions of LILIJK LLC are made by its manager, Mr. Mills, and its controlling member is the Figueroa-Mills Family Revocable Trust, for which Mr. Mills serves as trustee. In such capacities, Mr. Mills may be deemed to beneficially own such shares beneficially owned by LILIJK LLC.
(5)Includes 151,280 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
March 27, 2026.
(6)Includes 88,060 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
March 27, 2026.
(7)Includes 1,878,173 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
March 27, 2026.
(8)Consists of shares of LT10 and LT50 common stock held indirectly by the Trust Beneficiaries through a voting trust of which David
Barrett, Jason Mills and Garrett Knight are the trustees. All decisions with respect to the voting of the shares of LT10 and LT50 common stock, as well as any other shares of any class of common stock held in the Voting Trust from time to time, will be made by the trustees

Expensify, Inc. 2026 Proxy Statement	43

of the Voting Trust in their sole and absolute discretion, with no responsibility under the Voting Trust Agreement as stockholder, trustee or otherwise, except for his or her own individual malfeasance.
(9)Based solely on information contained in a Schedule 13G filed with the SEC on January 27, 2023. According to the 13G, Octopus Head,
Inc. (“Octopus Head”) beneficially owns 6,456,400 shares of Class A common stock, with shared power to vote and shared power to dispose of all such shares. 415 Foundation is the sole stockholder of Octopus Head and in such capacity may be deemed to share voting and dispositive power over such shares. Witold Stankiewicz is the sole director of Octopus Head and the controlling person of 415
Foundation, and in such capacity may be deemed to share voting and dispositive power over such shares. The principal business address of Octopus Head, 415 Foundation and Mr. Stankiewicz is PH Panamera Residences, Apt. 2806, Calle 47 Este, Bella Vista,
Panama City, Panama.
(10)Based solely on information contained in a Schedule 13G filed with the SEC on November 13, 2023. According to the Schedule 13G, Mr.
McLaughlin beneficially owns 9,892,832 shares of Class A common stock, with sole power to vote and sole power to dispose of all such shares. The address of Mr. McLaughlin is 1521 Alton Road, #345, Miami Beach, FL 33139.
(11)Based solely on information contained in a Schedule 13G filed with the SEC on July 29, 2025. According to the Schedule 13G, the
Vanguard Group Inc. beneficially owns 4,345,937 shares of Class A common stock as an investment adviser, with (i) shared power to vote 42,790 of such shares, (ii) sole power to dispose of 4,286,105 of such shares and (iii) shared power to dispose of 59,832 of such shares. The address of the Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

44	Expensify, Inc. 2026 Proxy Statement

Certain Relationships and Related Party
Transactions
EMPLOYMENT ARRANGEMENTS
From January 1, 2025 through March 31, 2026, Mr. Alvarez Divo received an aggregate of $1,175,164.12 cash compensation and $252,159.02 stock based compensation in connection with his employment with us as
Director of Engineering.
From January 1, 2025 through March 31, 2026, Mr. Mills received an aggregate of $1,592,318.92 cash compensation and $245,358.94 stock based compensation in connection with his employment with us as
Chief Product Officer.
From January 1, 2025 through March 31, 2026, Mr. Vidal received an aggregate of $1,194,905.94 cash compensation and $187,082.41 stock based compensation in connection with his employment with us as a
Chief Strategy Officer.
THE VOTING TRUST AND VOTING TRUST AGREEMENT
In connection with the exchange offer, we entered into the Voting Trust Agreement, dated as of November
9, 2021, with all LT Holders and the Trustees. The Voting Trust Agreement is intended to maintain a centralized decision-making process centered around our employees, encourage our employees to hold our common stock for the long-term and provide an orderly process for the conversion and transfer of our
LT10 and LT50 common stock pursuant to our amended and restated certificate of incorporation. All of the outstanding shares of our LT10 and LT50 common stock are held by the Voting Trust, and will be for the foreseeable future pursuant to the terms of the Voting Trust Agreement and our amended and restated certificate of incorporation. From time to time, employees and other service providers may deposit additional voting securities of the company in the Voting Trust, including Class A common stock, and will enter into a joinder agreement to become a party to the Voting Trust Agreement if such employee is not then a party. Shares of Class A common stock held by the Voting Trust may be withdrawn by their beneficial holder in certain circumstances.
The current Trustees of the Voting Trust are David Barrett, our director and CEO, Jason Mills, our director and Chief Product Officer, and Garrett Knight, our Director of Sales .
If at any time a Trustee (i) is unable or unwilling to serve as a Trustee by reason of death, incapacity or otherwise, (ii) ceases to be an Expensify employee or other service provider to Expensify, or (iii) is, after
November 9, 2022, no longer one of the three holders of voting securities with the highest voting power held by the Voting Trust, unless the holder or holders with higher voting power have rejected the opportunity to serve as Trustee or are otherwise unable or unwilling to serve as Trustee, then such Trustee shall resign or be removed. Successor Trustees will be appointed by majority vote of the remaining
Trustees, or if there are no remaining Trustees, by our Board of Directors. The policy of the Trustees with respect to appointment of each successor Trustee is to offer the opportunity to serve as such Trustee to the holder of voting securities held by the Voting Trust who is then an employee of or service provider to
Expensify and beneficially owns voting securities with the highest voting power (other than the then-
existing Trustees). The policy of the Trustees is to first offer the opportunity to serve as successor Trustee to the Expensify employee or service provider holder holding voting securities with the next-highest voting power held by the Voting Trust. If such holder does not accept this offer within ten days, then the Trustees will offer the opportunity to serve as successor Trustee to the Expensify employee or service provider holder holding voting securities with the next-highest voting power, and so on, until a holder accepts the offer to serve as Trustee. When calculating "voting power" in connection with Trustee service, if Notice (as defined in our amended and restated certificate of incorporation) has been given with respect to any shares held by the current or potential Trustee, then the number of votes attributed to each LT10 or LT50 share held by such individual shall be proportionately reduced by the amount of time that has passed

Expensify, Inc. 2026 Proxy Statement	45

under the applicable notice period (i.e., a one-vote reduction for each one month that has passed since
Notice was given).
Under the Voting Trust Agreement, the Trustees make all decisions with respect to the voting (but not the disposition) of the shares of common stock contributed to the Voting Trust, together with any future voting securities received in respect of such common stock by way of a stock dividend, distribution, conversion or exchange, in their sole and absolute discretion (including in his or her own interest as a holder of
Expensify voting securities), and shall incur no responsibility under the Voting Trust Agreement as a stockholder, trustee or otherwise, except for his or her own individual malfeasance. The acting Trustees have the power to vote all securities held by the Voting Trust in their sole and absolute discretion as determined by a majority of the Trustees. Although the Voting Trust Agreement does not require the
Trustees to use specific criteria when determining how to vote the securities held by the Voting Trust, the qualifications required for an individual to serve as a Trustee are intended to provide alignment with the interests of the other beneficial holders. The three Trustees will at all times be employees or other service providers of the Company, and will be among the largest holders of our restricted LT10 and LT50 common stock. We believe that these qualifications will result in the Trustees making decisions based on the long-
term interests of the Company, its employees and service providers. Although it contains certain arbitration provisions, nothing in the Voting Trust Agreement precludes stockholders' rights to pursue claims under the United States federal securities laws. The Voting Trust is irrevocable and terminates upon the earlier of the written agreement between us and the Trustees and the date on which all shares of
LT10 and LT50 common stock automatically convert into shares of Class A common stock in accordance with the terms of our amended and restated certificate of incorporation. As of March 27, 2026, the Voting
Trust controlled approximately [ ]% of the total voting power of the Company.
EXPENSIFY.ORG
In November 2019, Expensify.org was formed as a 501(c)(3) non-profit public benefit corporation to empower individuals and communities to eliminate injustice around the world by making giving and volunteering more convenient, meaningful and collaborative. We have the right to designate the members and terms of office of Expensify.org’s board of directors, and we have designated Messrs. Barrett and
Schaffer as members of the board.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our current directors and officers. Our amended and restated certificate of incorporation provides rights to indemnification and advancement of expenses to our current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of our Board of Directors or our Audit Committee,
except for transactions involving compensation (i) to a director who is also an employee (other than an executive officer) if the compensation has been approved by the Board, the Compensation Committee or the Executive Committee or (ii) to an executive officer if such compensation would have been required to be reported under Regulation S-K Item 402 as compensation earned for services to the Company if the executive were a “named executive officer” in a proxy statement and such compensation has been approved by the Board or approved, or recommended to the Board for approval, by the Executive
Committee. Our Audit Committee has reviewed and considered these categories of transactions and determined that they do not require approval or ratification under our policy due to its belief that compensation-related decisions are appropriately addressed by the Compensation Committee and

46	Expensify, Inc. 2026 Proxy Statement

Executive Committee and due to the fact that compensation is primarily based on a compensation algorithm used to determine the compensation of all employees. As such, the compensation to Mr.
Alvarez Divo, Mr. Mills and Mr. Vidal described above did not require approval or ratification under our written policy.
Any request for us to enter into any other transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must be presented to our Board of Directors or our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Board of Directors or our Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Expensify, Inc. 2026 Proxy Statement	47

Stockholder Proposals
Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our amended and restated bylaws.
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals that are intended to be presented at our 2027 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us no later than [ ], 2026.
Stockholders intending to present a proposal at our 2027 Annual Meeting, but not include the proposal in our proxy statement, or to nominate a person for election as a director must comply with the requirements set forth in our amended and restated bylaws, including requirements with respect to advance notice of stockholder proposals and director nominations. Under our amended and restated bylaws, the deadline for submitting such a stockholder proposal or a nomination for a director that you intend to present at our
2027 Annual Meeting is no later than the close of business on February 21, 2027, nor earlier than January
22, 2027.
Stockholder proposals must comply with all requirements and applicable rules of the SEC, be in writing and be addressed to our Corporate Secretary, at our principal executive offices at 88 Kearny St, Ste 1600,
San Francisco, CA 94108. It is recommended that stockholders submitting proposals utilize certified mail, return receipt requested, in order to provide proof of timely receipt. The Chairman of the 2027 Annual
Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nominee that does not comply with these and other applicable requirements, including conditions set forth in our amended and restated bylaws and requirements established by the
SEC.
In addition to satisfying the requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2027.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all
Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms furnished to us and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2025, except for three forms representing two transactions, four forms representing one transaction, one form representing seven transactions, one form representing four transactions and one form representing five transactions for Ms. Muralidharan, two forms representing six transactions, two forms representing two transactions, one form representing four transactions, three forms representing one transaction and one form representing three transactions for Mr. Vidal, two forms representing five transactions, six forms representing one transaction and two forms representing three transactions for Mr. Barrett, two forms representing six transactions, two forms representing two transactions, one form representing four transactions, three forms representing one transaction and one form representing three transactions for
Mr. Mills, two forms representing six transactions, two forms representing two transactions, one form representing four transactions, three forms representing one transaction and one form representing three transactions for Mr. Schaffer and two forms representing one transaction for Ms. Liu.

48	Expensify, Inc. 2026 Proxy Statement

Other Matters
We do not know of any business, other than as described in this Proxy Statement, that should be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.
Special Note Regarding Forward-Looking
Statements
This proxy statement contains forward-looking statements within the meaning of federal securities laws. In some cases, you can identify forward-looking statements because they contain words such as “may,”
“will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,”
“contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “ambition,” “objective,” “seeks,”
“outlook,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this proxy statement. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
Annual Report on Form 10-K
For stockholders receiving paper copies of this Proxy Statement, a copy of our Annual Report (which includes our Form 10-K for the fiscal year ended December 31, 2025) will accompany the proxy statement.
For stockholders receiving the Notice only, this Proxy Statement and our Annual Report (which includes our Form 10-K for the fiscal year ended December 31, 2025) will be available electronically.
Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on our website, ir.expensify.com as well as www.proxyvote.com, or you may request a paper copy of the Annual Report on Form 10-K (exclusive of exhibits and documents incorporated by reference), without charge, by writing to Expensify Investor Relations department at
investors@expensify.com or by mail at EXFY Investor Relations, 88 Kearny St, Ste 1600, San Francisco,
CA 94108. Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents.

Expensify, Inc. 2026 Proxy Statement	49

Appendix A
The following sets forth the text of the proposed Reverse Stock Split Amendments to the Certificate of
Incorporation, identified as Amendments A, B or C. The text of each alternate Reverse Stock Split Amendment differs solely with respect to the bracketed values set forth below, which will be inserted based upon the Final Reverse
Stock Split Ratio determined by the Board of Directors. If the Board of Directors determines to proceed with a
Reverse Stock Split, only the version of this Form of Certificate of Amendment that sets forth the Reverse Stock Split
Amendment providing for the Final Reverse Stock Split Ratio selected by the Board of Directors will be filed with the Secretary of State of the State of Delaware and become effective. Upon such effectiveness, all other Reverse
Stock Split Amendments will be abandoned by the Board of Directors.
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
OF
EXPENSIFY, INC.
Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware
(the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:
1.The Amended and Restated Certificate of Incorporation, as amended, of the Corporation is hereby amended by deleting the Section 4.1 of ARTICLE IV in its entirety and inserting the following in lieu thereof:
“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is [Amendment A: 79,784,282; Amendment B: 62,338,212; or Amendment C: 51,870,569],
consisting of [Amendment A: 66,666,666; Amendment B: 50,000,000; or Amendment C: 40,000,000]
shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), [Amendment
A: 1,458,079; Amendment B: 1,093,559; or Amendment C: 874,847] shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), [Amendment A: 1,659,537; Amendment B: 1,244,653;
or Amendment C: 995,722] shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common
Stock,” and together with the LT10 Common Stock, the “LT Common Stock,” and together with the Class
A Common Stock, the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Subject to the rights of holders of any series of Preferred Stock, the number of authorized shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock or Preferred
Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding and
(ii) with respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 3(G)(ix) of this Article IV) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the
Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.
Upon the filing and effectiveness of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”) (i) each [Amendment A: 15;
Amendment B: 20; or Amendment C: 25] issued shares (including treasury shares) of Class A Common
Stock immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-assessable share of Class A Common Stock, (ii) each [Amendment A: 15; Amendment
B: 20; or Amendment C: 25] issued shares (including treasury shares) of LT10 Common Stock immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-assessable share of LT10 Common Stock, and (iii) each [Amendment A: 15; Amendment B:
20; or Amendment C: 25] issued shares (including treasury shares) of LT50 Common Stock immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-
assessable share of LT50 Common Stock, in each case, automatically and without any further action by the
Corporation or the holder thereof, subject to the treatment of fractional share interests as described below
(the “Reverse Stock Split”).
Notwithstanding the foregoing, no fractional shares of Class A Common Stock, LT10 Common Stock or
LT50 Common Stock shall be issued as a result of the Reverse Stock Split. If any holder would otherwise

50	Expensify, Inc. 2026 Proxy Statement

be entitled to a fractional share of Class A Common Stock, LT10 Common Stock or LT50 Common Stock,
as applicable, (after aggregating all fractional shares of each such class of Common Stock that such holder would otherwise be entitled to receive), then such holder shall be entitled to receive cash (without interest)
for such holder’s fractional shares of each such class of Common Stock equal to the product of the closing sales price of the Class A Common Stock as reported on The Nasdaq Stock Market on the date on which the Effective Time occurs multiplied by the fractional shares of each class of Common Stock that would otherwise be issued to the stockholder. Each holder of record of a certificate or certificates representing one or more shares of Class A Common Stock, LT10 Common Stock, or LT50 Common Stock issued and outstanding immediately prior to the Effective Time shall be entitled to receive as soon as practicable following the Effective Time, upon surrender of such certificate, a certificate or certificates representing the whole number of shares of Class A Common Stock, LT10 Common Stock or LT50 Common Stock, as
applicable, into which the shares represented by such certificate shall have been reclassified in the Reverse
Stock Split. Any certificate representing one or more shares of Class A Common Stock, LT10 Common
Stock, or LT50 Common Stock outstanding immediately prior to the Effective Time not so surrendered shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, be deemed to represent that number of whole shares of Class A Common Stock, LT50 Common
Stock or LT50 Common Stock, as applicable, into which the shares represented by such certificate shall have been reclassified pursuant to the Reverse Stock Split.”
2.The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the
General Corporation Law of the State of Delaware.
3.This Certificate of Amendment shall be effective on [DATE] at 5:00 p.m. Eastern Time.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [●] day of [●] , [●] .

Expensify, Inc.

By:

Expensify, Inc. 2026 Proxy Statement	51

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EXFY2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93120-P51032

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

EXPENSIFY, INC.

The Executive Committee on behalf of the Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Barrett
02) Ryan Schaffer
03) Jason Mills
04) Daniel Vidal
05) Timothy L. Christen
06) Ying (Vivian) Liu
07) Ellen Pao
08) Carlos Alvarez Divo

The Executive Committee on behalf of the Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

The Executive Committee on behalf of the Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

52	Expensify, Inc. 2026 Proxy Statement

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V90603-P51032

Expensify, Inc.
Annual Meeting of Stockholders
May 22, 2026 10:00 a.m. Pacific Time
This proxy is solicited by the Executive Committee of the Company on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) David Barrett and Cole Eason, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A, LT10 and/or LT50 common stock, as applicable, of Expensify, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on May 22, 2026, virtually at www.virtualshareholdermeeting.com/EXFY2026, and any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Executive Committee on behalf of the Board of Directors and the recommendations of the Board of Directors, as applicable, as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Continued and to be signed on reverse side